UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5878
                                   --------

                         FRANKLIN VALUE INVESTORS TRUST
                         ------------------------------
              (Exact name of registrant as specified in charter)

              ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices)   (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end: 10/31
                         ------

Date of reporting period: 4/30/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



SEMIANNUAL REPORT


FRANKLIN BALANCE SHEET
INVESTMENT FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN BALANCE SHEET INVESTMENT FUND SEEKS HIGH TOTAL RETURN, OF WHICH CAPITAL APPRECIATION AND INCOME ARE COMPONENTS, BY INVESTING PRIMARILY IN SECURITIES THAT WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE.
--------------------------------------------------------------------------------


This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2003. The Fund's Class A shares' cumulative total return was +2.38% for the six months ended April 30, 2003, as shown in the Performance Summary beginning on page 9. Our results were behind those of the benchmark Russell 2000(R) Value Index, which returned 7.44% for the same period. 1

On April 30, 2003, the Fund still held 30.1% of total net assets in short-term investments and other net assets (cash) a year after closing to new investors. This is a source of some frustration to us. As of May 31, 2003, cash was down to approximately 27% of total net assets. We always prefer to be fully invested so long as we stay within our investment discipline. Since our total return for the reporting period was fairly close to the net yield on cash, being underinvested has not yet detracted seriously from Fund performance relative to our stock picking. A bigger question is whether stretching our investment criteria to be fully invested



1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 34.



4   SEMIANNUAL REPORT
in the period under review would improve or hinder our performance in future periods.

Our discipline is to buy financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholder's equity on an accounting or "book" basis, divided by the shares outstanding. We define "low price-to-book value" as the lower two deciles (20%) of our investable universe, which we derive from the FactSet proprietary database for screening purposes. After eliminating companies that are too small for the Fund or are otherwise obviously unsuitable, we are left with approximately 2,000 companies to screen. On April 30, 2003, the price-to-book cutoff for the lowest two deciles was 1.3 times book value under this methodology.

Book value is an accounting construct, subject to numerous estimations and conventions woven into generally accepted accounting principles, or GAAP. We do not accept GAAP book value unexamined. Our analysis of a prospective company's balance sheet is the first step in sizing it up. Unless we can develop confidence in the numbers as stated or conservatively adjusted, we are not inclined to pursue it. If we do proceed, the next step is to analyze the company in the context of its industry to assess the likelihood of book value growth over the coming years. Book value grows through the accumulation of earnings and sound deployment of capital.

Our assessment includes considerations of corporate governance. We give the proxy statement careful scrutiny for signs of self-dealing, entrenchment or excessive compensation. This is largely a subjective process, although standard guidelines are available regarding board independence. We believe, based on experience, that if our investment goals are at cross-purposes with a self-interested management's agenda, we are far less likely to achieve our investment objectives than if management is working with us.

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets
4/30/03
[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Retail Trade 7.5%
Transportation 6.7%
Consumer Durables 6.2%
Property-Casualty Insurance 6.2%
Producer Manufacturing 4.9%
Utilities 4.7%
Life & Health Insurance 4.6%
Process Industries 4.1%
Non-Energy Minerals 3.3%
Financial Conglomerates 3.1%
Specialty Insurance 2.9%
Electronic Technology 2.4%
Consumer Non-Durables 2.2%
Consumer Services 1.9%
Finance, Rental & Leasing 1.6%
Energy Minerals 1.6%
Other 6.0%
Short-Term Investments & Other Net Assets 30.1%


                                                           SEMIANNUAL REPORT   5

[SIDEBAR]
WHAT ARE PRO FORMA RESULTS?

PRO FORMA RESULTS REFER TO A COMPANY'S PRESENTATION OF DATA, SUCH AS A BALANCE SHEET OR INCOME STATEMENT, WHERE CERTAIN AMOUNTS ARE HYPOTHETICAL. FOR EXAMPLE, A PRO FORMA BALANCE SHEET MIGHT SHOW A DEBT ISSUE THAT HAS BEEN PROPOSED BUT HAS NOT YET BEEN CONSUMMATED.



In reading the prospective company's financial material or in conversations with them, we greatly prefer a conservative bias toward protecting the franchise over an eagerness to follow Wall Street's agenda. We want to avoid managements that seem to be focused on the stock price first and the business's long-term health second. These judgments cannot be reduced to numerical comparisons.

We think that our lower two-decile universe has yielded up a smaller percentage of attractive new investment opportunities during the past several quarters, even though stock prices, as reflected by the broad market indexes, are down from historical highs. Two contributing factors are the record number of companies issuing earnings restatements, and the proliferation of "special charges." Restatements are essentially management's admission that they themselves lack confidence in their own prior financial reporting. Price drops that follow restatements will often put companies in our lower two deciles without making them attractive for our Fund. Similarly, 2001-2002 saw many companies in diverse industries taking material charges related to assets acquired as a result of mergers and acquisitions in prior periods. No doubt some of these companies represent good potential investments. However, we think many will turn out to be serial restructurers, chronically serving up special items and pro forma results that do not add up to book value growth. Our sense is that such companies represent a bigger part of our two deciles today than in the past.

Net cash flow for the six months under review was $60.2 million (excluding reinvestment). We are pleased that a year after closing the Fund our cash flows are modestly positive, which we think is optimal for existing shareholders as we gradually deployed the cash that built up prior to the Fund's closing to new investors. We initiated positions in Airborne, Intergraph, Kellwood, Universal, Mueller Industries, OfficeMax, Xcel Energy and First Niagara Financial. We were fortunate that the single largest new commitment of funds was to Airborne ($27.1 million), which announced




6   SEMIANNUAL REPORT
a deal whereby shareholders will receive $21.25 per share from Deutsche Poste AG for the ground delivery operation. Under terms of the deal, shareholders will continue to own the air transport business, which will operate under contract with Deutsche Post's DHL unit. Our average cost was $14.87 per share. Our next two largest commitments during the period were Intergraph, an enterprise solutions provider with valuable technology patents; and Xcel Energy, a large regulated electric utility that is working its way out of unsuccessful merchant energy ventures. We also added to several existing holdings, most substantially to Nucor (steel) and Old Republic (insurance).

Takeover activity has been sparse compared to most of the Fund's history, and not always gratifying. Shortly after the Airborne announcement, Clayton Homes signed a deal to be bought by Warren Buffett's Berkshire Hathaway for $12.50 per share, a price that was below our average cost. This was particularly disappointing because Clayton, which builds, distributes, finances and insures manufactured homes, is a classic "balance sheet" company, with what we believe to be fine management and an excellent record of book value growth. In Buffett's own words, "Clayton Homes is far and away the premier company in the manufactured housing industry, with high-quality products and outstanding leadership and personnel. By retaining discipline, Clayton Homes is the lone tower of strength in an industry battered in recent years by the consequences of lax financing practices." 2 Our expectations were far higher than $12.50 per share, which was about 1.3 times Clayton's conservatively stated book value. The deal seems to have been precipitated by management's concern that the industry's problems would eventually compromise even Clayton's access to capital. 3 Berkshire Hathaway, with its AAA credit rating, is not likely to be concerned with funding Clayton's installment sales.



TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet
Investment Fund
4/30/03

COMPANY             % OF TOTAL
SECTOR/INDUSTRY     NET ASSETS
------------------------------

American National
Insurance Co.            1.9%
LIFE & HEALTH INSURANCE

Old Republic
International Corp.      1.9%
PROPERTY-CASUALTY INSURANCE

Bunge Ltd.               1.7%
PROCESS INDUSTRIES

Clayton Homes Inc.       1.7%
CONSUMER DURABLES

CIT Group Inc.           1.6%
FINANCE, RENTAL & LEASING

Aztar Corp.              1.6%
CONSUMER SERVICES

Peabody Energy Corp.     1.6%
ENERGY MINERALS

IPC Holdings Ltd.
(Bermuda)                1.5%
PROPERTY-CASUALTY INSURANCE

Pulte Homes Inc.         1.4%
CONSUMER DURABLES

Entergy Corp.            1.4%
UTILITIES



2. Source: Business Wire, "Clayton Homes, Inc. to be Acquired by Berkshire Hathaway," 4/1/03.

3. Note: This statement is based on the Clayton Homes proxy form PREM14A, filed with the SEC on 4/18/03, under the section titled "Reasons for the Merger."


                                                           SEMIANNUAL REPORT   7

We also eliminated several positions from the portfolio: AGCO, American International Group, Arch Capital, Kaneb Services, LandAmerica Financial Group, Nash Finch, Stolt-Nielsen, UnumProvident, and Vesta Insurance. The first five were successful investments, generally typical of what we try to achieve under our investment strategy. The remaining four were losers whose sales followed our loss of confidence in the integrity of the companies' financial reporting or business conduct.

Our goal for the remainder of the Fund's fiscal year is to work down our cash position without compromising our investment discipline. We remain confident that careful, patient adherence to our balance sheet strategy will prove rewarding over time.



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------



8   SEMIANNUAL REPORT

FRANKLIN BALANCE SHEET INVESTMENT FUND


PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/03  10/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.38         $37.39    $37.01

DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                $0.2480
Short-Term Capital Gain        $0.0846
Long-Term Capital Gain         $0.1658
                               -------
      Total                    $0.4984

CLASS B                        CHANGE         4/30/03  10/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.48         $37.12    $36.64

DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                $0.0051
Short-Term Capital Gain        $0.0846
Long-Term Capital Gain         $0.1658
                               -------
      Total                    $0.2555

CLASS C                        CHANGE         4/30/03  10/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.49         $37.16    $36.67

DISTRIBUTIONS (11/1/02-4/30/03)
Short-Term Capital Gain        $0.0846
Long-Term Capital Gain         $0.1658
                               -------
      Total                    $0.2504

CLASS R                        CHANGE         4/30/03  10/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.38         $37.30    $36.92

DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                $0.2204
Short-Term Capital Gain        $0.0846
Long-Term Capital Gain         $0.1658
                               -------
      Total                    $0.4708

ADVISOR CLASS                  CHANGE         4/30/03  10/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.34         $37.40    $37.06

DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                $0.3283
Short-Term Capital Gain        $0.0846
Long-Term Capital Gain         $0.1658
                               -------
      Total                    $0.5787



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/01, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.


                                                           SEMIANNUAL REPORT   9

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +7.32% and +3.32%.



PERFORMANCE

CLASS A                            6-MONTH  1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------
Cumulative Total Return 1          +2.38%   -12.08%  +18.26% +204.29%
Average Annual Total Return 2      -3.51%   -17.14%   +2.19%  +11.11%
Value of $10,000 Investment 3      $9,649   $8,286   $11,146  $28,681
Avg. Ann. Total Return (3/31/03) 4          -20.72%   +1.28%  +10.44%

                                                             INCEPTION
CLASS B                                     6-MONTH  1-YEAR  (3/1/01)
-----------------------------------------------------------------------
Cumulative Total Return 1                    +2.01%  -12.73%  +5.08%
Average Annual Total Return 2                -1.99%  -16.20%  +0.96%
Value of $10,000 Investment 3                $9,801   $8,380  $10,209
Avg. Ann. Total Return (3/31/03) 4                   -19.85%  -1.76%

                                                             INCEPTION
CLASS C                                     6-MONTH  1-YEAR  (3/1/01)
-----------------------------------------------------------------------
Cumulative Total Return 1                   +2.02%   -12.73%  +5.15%
Average Annual Total Return 2               +0.01%   -14.46%  +1.87%
Value of $10,000 Investment 3              $10,001    $8,554 $10,408
Avg. Ann. Total Return (3/31/03) 4                   -18.17%  -0.84%

                                                             INCEPTION
CLASS R                                     6-MONTH  1-YEAR  (1/1/02)
-----------------------------------------------------------------------
Cumulative Total Return 1                   +2.31%   -12.30%  -5.39%
Average Annual Total Return 2               +1.31%   -13.16%  -4.82%
Value of $10,000 Investment 3              $10,131    $8,684  $9,368
Avg. Ann. Total Return (3/31/03) 4                   -16.93%  -9.45%

ADVISOR CLASS 5                     6-MONTH 1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------
Cumulative Total Return 1           +2.49%  -11.89%  +18.82% +205.74%
Average Annual Total Return 2       +2.49%  -11.89%   +3.51%  +11.82%
Value of $10,000 Investment 3      $10,249   $8,811  $11,882  $30,574
Avg. Ann. Total Return (3/31/03) 4          -15.71%   +2.58%  +11.14%



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Fund's ability to invest in small, relatively new companies involves additional risks such as small revenues, limited product lines and small market share. Historically, these securities have exhibited greater price volatility than larger-company stocks, especially over the short term. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.


10    SEMIANNUAL REPORT

FRANKLIN LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN LARGE CAP VALUE FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN SECURITIES OF LARGE CAPITALIZATION COMPANIES THAT WE BELIEVE ARE UNDERVALUED. LARGE CAPITALIZATION COMPANIES ARE THOSE THAT ARE SIMILAR IN SIZE TO THOSE IN THE RUSSELL 1000(R) INDEX AT THE TIME OF PURCHASE.1
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Large Cap Value Fund's semiannual report for the period ended April 30, 2003. During the six months under review, equity markets fell on broad economic concerns, exacerbated by investors' fears that a protracted war in Iraq might also unsettle the economy. However, a market rally commenced toward the close of the reporting period when it became apparent that the war would be fairly short and would not jeopardize a U.S. economic recovery. Historically low interest rates also continued to aid equity markets by making bonds and cash a less attractive alternative to stocks.

Within this environment, Franklin Large Cap Value Fund - Class A produced a +3.81% cumulative total return for the six months ended April 30, 2003, as shown in the Performance Summary beginning on page 15. In comparison, the Fund's benchmark, the Russell 1000 Value Index, rose 5.25% for the



1. The Russell 1000 Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 43.


                                                          SEMIANNUAL REPORT   11
same period. 2 Although the technology-laden Nasdaq Composite Index returned an unusually strong 10.53% over the reporting period, we maintained a cautious outlook for most large-cap technology stocks due to the potentially diluting impact of stock options that we believed may not have been fully reflected in many technology-related stocks' share prices. 3

Among our strongly performing stocks during the six-month period were brokerage companies Morgan Stanley Dean Witter and Lehman Brothers. While merger and acquisition and equity underwriting businesses remained weak, stronger results in fixed income underwriting and trading stabilized results. Another financial stock that performed well for the Fund was life insurer MetLife, due in part to what we believe was its very attractive valuation early in the reporting period.

Cendant Corporation was another strong performer, perhaps due to the company's efforts to improve corporate governance and provide increased financial clarity. In addition, management's decision to curtail acquisitions was seen as a positive step. In our opinion, Cendant's well-established cash generating businesses could provide further gains, given its modest stock valuation at period-end.

While several of our financial services companies advanced during the six months under review, one notable exception was insurer American International Group
(AIG). The company had to take a charge-off for inadequate underwriting reserves, which somewhat tarnished its superb reputation as an underwriter. While


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Portfolio Breakdown
Franklin Large Cap Value Fund
Based on Total Net Assets
4/30/03

Energy Minerals 7.7%
Major Banks 7.1%
Consumer Services 6.7%
Property-Casualty Insurance 5.8%
Retail Trade 5.5%
Health Technology 5.4%
Producer Manufacturing 4.8%
Financial Conglomerates 4.3%
Consumer Non-Durables 4.2%
Investment Banks & Brokers 4.2%
Finance, Rental & Leasing 4.0%
Communications 4.0%
Industrial Services 3.3%
Process Industries 2.8%
Life & Health Insurance 2.8%
Transportation 2.4%
Other 13.4%
Short-Term Investments & Other Net Assets 11.6%


2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

3. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



12   SEMIANNUAL REPORT
the charge-off was disappointing, we believe it was modest relative to AIG's huge shareholder equity.

Other disappointments were telecommunications giant SBC Communications and grocery store chain Safeway. SBC's earnings performance continued to be hurt by an intensely competitive environment along with rising pension costs. SBC shares were also affected by new Federal Communications Commission regulations that were not as favorable as many had hoped. Safeway's earnings were negatively impacted by increased competition and operating costs. Although these companies disappointed us in the short term, we continue to hold them given what we consider their recently depressed stock valuations.

Two positions initiated during the reporting period were pharmaceutical giant Pfizer and personal paper products manufacturer Kimberly Clark. We found the stocks of many major pharmaceutical companies not faring well recently, due to looming patent expirations and a lack of new blockbuster drugs in the product pipelines. Pfizer's valuation seemed attractive as the company does not face any major patent expirations until 2006, by which time we believe its new product pipeline could compensate for the lost sales. Also, Pfizer's recently completed merger with Pharmacia broadened the company's product line, and we believe offers the opportunity to realize synergies, including lower costs. We began to accumulate attractively valued shares of Kimberly Clark as its stock price retreated during the reporting period, in part due to competition in the diaper niche. We think Kimberly Clark, with its good long-term growth record and several attractive brand name products, should perform better over time.

We sold our Bristol-Myers Squibb holdings based on our assessment of the company's uncertain growth prospects and future patent expiration risk. We also eliminated our position in Clear Channel Communications on our belief that the stock had become fully valued.



TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
4/30/03

COMPANY             % OF TOTAL
SECTOR/INDUSTRY     NET ASSETS
------------------------------

Cendant Corp.            3.4%
CONSUMER SERVICES

McDonald's Corp.         3.3%
CONSUMER SERVICES

Citigroup Inc.           3.2%
FINANCIAL CONGLOMERATES

Federated Department
Stores Inc.              3.0%
RETAIL TRADE

Mellon Financial Corp.   3.0%
MAJOR BANKS

Marathon Oil Corp.       3.0%
ENERGY MINERALS

Allstate Corp.           2.9%
PROPERTY-CASUALTY INSURANCE

Anadarko Petroleum Corp. 2.9%
ENERGY MINERALS
Pfizer Inc.              2.9%
HEALTH TECHNOLOGY

International Paper Co.  2.8%
PROCESS INDUSTRIES




                                                          SEMIANNUAL REPORT   13

We are pleased to have posted positive results for this reporting period, but remain convinced that recent market conditions for large-cap value stocks continue to present challenges. Regardless of the market environment, we believe that our disciplined approach to buying fundamentally sound companies when they are out of favor should provide rewarding long-term results for our shareholders.



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------


14    SEMIANNUAL REPORT

FRANKLIN LARGE CAP
VALUE FUND

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.33         $10.81    $10.48
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                $0.0676

CLASS B                        CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.36         $10.75    $10.39
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                $0.0054

CLASS C                        CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.35         $10.74    $10.39
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                $0.0142

CLASS R                        CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.30         $10.78    $10.48
DISTRIBUTIONS (11/1/02-4/30/03)
Dividend Income                $0.0918


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.



                                                          SEMIANNUAL REPORT   15

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


PERFORMANCE



                                                       INCEPTION
CLASS A                               6-MONTH  1-YEAR  (6/1/00)
------------------------------------------------------------------

Cumulative Total Return 1             +3.81%   -13.04%  +11.18%
Average Annual Total Return 2         -2.17%   -18.02%   +1.62%
Value of $10,000 Investment 3         $9,783    $8,198  $10,479
Avg. Ann. Total Return (3/31/03) 4             -24.54%   -0.74%

                                                       INCEPTION
CLASS B                               6-MONTH  1-YEAR  (6/1/00)
------------------------------------------------------------------

Cumulative Total Return 1             +3.52%   -13.47%  +9.30%
Average Annual Total Return 2         -0.48%   -16.93%  +2.12%
Value of $10,000 Investment 3         $9,952    $8,307 $10,630
Avg. Ann. Total Return (3/31/03) 4             -23.57%  -0.29%

                                                       INCEPTION
CLASS C                               6-MONTH  1-YEAR  (6/1/00)
------------------------------------------------------------------

Cumulative Total Return 1             +3.51%   -13.55%  +9.27%
Average Annual Total Return 2         +1.53%   -15.30%  +2.74%
Value of $10,000 Investment 3         $10,153   $8,470 $10,819
Avg. Ann. Total Return (3/31/03) 4             -21.92%  +0.43%

                                                       INCEPTION
CLASS R                                        6-MONTH (8/1/02)
------------------------------------------------------------------

Cumulative Total Return 1                      +3.76%   +3.07%
Aggregate Total Return 5                       +2.76%   +2.07%
Value of $10,000 Investment 3                  $10,276 $10,207
Aggregate Total Return (3/31/03) 4, 5                   -4.58%



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.


16   SEMIANNUAL REPORT

FRANKLIN MICROCAP VALUE FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN MICROCAP VALUE FUND SEEKS HIGH TOTAL RETURN BY INVESTING AT LEAST 80% OF NET ASSETS IN SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS UNDER $300 MILLION AT THE TIME OF PURCHASE, AND WHICH WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin MicroCap Value Fund's semiannual report for the period ended April 30, 2003. The Fund's Class A shares' cumulative total return was +3.25% for the six months ended April 30, 2003, as shown in the Performance Summary on page 22. By comparison, the benchmark Russell 2000 Value Index posted a 7.44% return during the same time. 1 We look at the index only when we prepare our reports for shareholders. Otherwise we pay no attention to its weightings, rebalancings or performance. The goal of our investment strategy is to earn better than average returns over time at less than average risk, and we assume our returns will vary from the benchmark in most measurement periods.



1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 46.



                                                           SEMIANNUAL REPORT  17

Fund cash flow was -$28.2 million (excluding reinvestment) in the six-month period, an improvement over the $63 million in net redemptions over the preceding four months, but still problematic. Rapid swings in cash flow are burdensome in the less liquid world of micro-cap stocks, where we can spend months accumulating or selling off a given holding.

Near period-end we saw attractive investment opportunities and would have welcomed positive cash flow. For that reason, our Board of Trustees opened the Fund to select retirement accounts, such as certain 401(k) plans. It may take several months to generate meaningful inflows from that channel, but we believe the approach will be beneficial to our existing shareholders since such funds tend to be stable and long-term in nature.

Takeover activity remained below levels of past years, with only one announced takeover within the portfolio. On March 3, Zemex announced it would be bought by Cementos Pacasmayo, a Peruvian cement maker, for $8.80 per share, which was a 45.7% premium to the prior day's closing price. Our realized gain on the deal was not stellar, only 17.1%. We anticipate that a stronger economic recovery and freer bank lending will stimulate takeover activity in the sorts of stocks we hold.

We added selectively to some of our existing positions and established four new ones: Northwest Pipe, a maker of welded steel pipe; Powell Industries, a manufacturer of electrical energy and process control systems; RTI International, a producer of titanium products; and Safety Insurance Group, a Massachusetts property and casualty insurer.

Proceeds from security sales totaled $30.4 million. In all, we reduced or eliminated 43 positions. Among those eliminated were Casual Male Retail Group, Flanders, Qualstar, Steel Technologies, Vesta Insurance and Zemex.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Portfolio Breakdown
Franklin MicroCap Value Fund
Based on Total Net Assets
4/30/03

Producer Manufacturing 16.1%
Consumer Non-Durables 14.5%
Transportation 8.7%
Property-Casualty Insurance 7.6%
Industrial Services 6.8%
Retail Trade 6.8%
Savings Banks 5.9%
Consumer Durables 5.0%
Process Industries 4.7%
Utilities 3.2%
Commercial Services 3.1%
Non-Energy Minerals 3.0%
Electronic Technology 2.8%
Health Technology 2.0%
Real Estate Development 1.9%
Communications 1.9%
Other 2.6%
Short-Term Investments &
Other Net Assets 3.4%


18     SEMIANNUAL REPORT

As always, we adhered to our investment strategy during the period. For many investors, the term "micro-cap" conjures up images of start-ups or early stage companies. In fact, we follow the same conservative guidelines as Franklin Balance Sheet Investment Fund: We look for well-established companies -- at period-end we owned a few that are more than 100 years old -- and we want them to be financially sound and run by managements with shareholders' interests in mind. We like micro-caps because they exist below Wall Street's radar, where we may be able to exploit the market's inefficiencies. We aim to buy stocks at a very low price-to-book value, often at discounts to a company's net tangible assets, and frequently at very low price-to-earnings ratios.

Our approach is entirely company specific, or "bottom-up." We do not try to guess big picture trends, or take any particular care with sector or industry weightings. What matters is our ability to see each company's value grow over time. We assume when we buy a given stock that we may still own it in three, four or five years. The Fund's turnover was 2.34% in the first half of its fiscal year 2003 versus 8.99% in the first half of fiscal year 2002. We avoid companies with too much debt. We want to be sure the company has the financial strength to work through any immediate problems, or any that may come in the future. When a small company begins having problems, its resources can be exhausted quickly, and the stock's liquidity can disappear suddenly and permanently.





TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
4/30/03

COMPANY                  % OF TOTAL
SECTOR/INDUSTRY          NET ASSETS
-----------------------------------

Delta Apparel Inc.             2.6%
CONSUMER NON-DURABLES

American Pacific Corp.         2.5%
PROCESS INDUSTRIES

Haggar Corp.                   2.4%
CONSUMER NON-DURABLES

Courier Corp.                  2.4%
COMMERCIAL SERVICES

Standard Commercial Corp.      2.3%
CONSUMER NON-DURABLES

First Defiance Financial Corp. 2.3%
SAVINGS BANKS

Brown Shoe Co. Inc.            2.3%
CONSUMER NON-DURABLES

Rofin-Sinar Technologies Inc.  2.3%
PRODUCER MANUFACTURING

Hardinge Inc.                  2.3%
PRODUCER MANUFACTURING

GA Financial Inc.              2.2%
SAVINGS BANKS



                                                          SEMIANNUAL REPORT   19

[SIDEBAR]
WHAT IS BOOK VALUE?

BOOK VALUE IS A COMPANY'S WORTH BASED ON THE VALUE OF ITS ASSETS MINUS ITS LIABILITIES AS THEY ARE STATED IN ITS BALANCE SHEET.



The buildup of value over time, as reflected in book value growth, is central to our investment approach. The illustration we like to use is that we buy at 80% of book value, book value grows 20% over four years, and by then the stock trades at 1.5 times book value, still well below the market-average price-to-book value. In this hypothetical example, our gain is 125% over four years.

One way we believe our approach is different from that of other value managers is that we do not try to identify a catalyst that will make a stock perform. In our experience, our best gains often come at unexpected times and for unpredictable reasons. Realistically, whatever catalyst we see is seen by others and is probably priced into the stock already. We let the valuation be the catalyst. We are more concerned with identifying factors that might keep value suppressed. Examples would be a management incentive structure that is counterproductive, or a control block of stock that might resist a takeover. Once satisfied on these points, we will buy carefully and let nature take its course.

We expect to make money in one of three ways. First, the market may come around to our view of the company's value, and the stock appreciates. Second, the stock stays cheap, and a strategic or financial buyer comes calling with a takeover offer. Takeovers have been a frequent source of gains in prior periods, although less so recently, possibly because of tight credit. Third, the relation of price-to-book value doesn't change, but the book value increases each year, and the market price gradually moves with it. We are willing to hold such positions indefinitely.






20    SEMIANNUAL REPORT

You can be sure that we will continue to apply our investment strategy with caution and patience, and we look forward to the challenges and opportunities ahead of us in 2003.



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------


                                                          SEMIANNUAL REPORT   21

FRANKLIN MICROCAP
VALUE FUND

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/03  10/31/02
------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.64         $23.45    $24.09
DISTRIBUTIONS (11/1/02-4/30/03)
Short-Term Capital Gain        $0.4185
Long-Term Capital Gain         $1.0181
                               -------
      Total                    $1.4366


PERFORMANCE

                                                             INCEPTION
CLASS A                           6-MONTH   1-YEAR   5-YEAR  (12/12/95)
------------------------------------------------------------------------
Cumulative Total Return 1           +3.25%  -11.48%  +25.18% +135.32%
Average Annual Total Return 2       -2.69%  -16.56%   +3.36%  +11.39%
Value of $10,000 Investment 3       $9,731   $8,344  $11,799  $22,172
Avg. Ann. Total Return (3/31/03) 4          -14.73%   +3.88%  +11.20%




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Fund's ability to invest in securities that may have limited liquidity and in small, relatively new companies involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these securities have exhibited greater price volatility than larger-company stocks, especially over the short term. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------



For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.


22    SEMIANNUAL REPORT

FRANKLIN SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL CAP VALUE FUND SEEKS LONG-TERM TOTAL RETURN BY INVESTING AT LEAST 80% OF NET ASSETS IN THE SECURITIES OF SMALL-CAPITALIZATION COMPANIES THAT WE BELIEVE ARE UNDERVALUED. SMALL CAPITALIZATION COMPANIES ARE THOSE WITH MARKET CAPITALIZATIONS LESS THAN $2.5 BILLION AT THE TIME OF PURCHASE.
--------------------------------------------------------------------------------


This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2003. During the six months under review, small capitalization stocks generally ended up in positive territory and fared sslightly better than large capitalization stocks. Within the small-cap universe, growth stocks marginally outpaced their value-oriented counterparts, according to the Frank Russell Company. The U.S. economy continued to be weak, despite the Federal Reserve Board's (the Fed's) 0.5% federal funds target rate cut in November 2002, which brought short-term interest rates to a 41-year low of 1.25%. Although there were few props for the troubled economy, the Fed rate cut did manage to spur a strong surge in mortgage refinancing and home purchases.

Within this difficult environment, Franklin Small Cap Value Fund - Class A posted a +3.34% cumulative total return for the six months ended April 30, 2003, as shown in the Performance Summary beginning on page 27. By comparison, the benchmark



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 54.




                                                          SEMIANNUAL REPORT   23

Russell 2000 Value Index rose 7.44% during the same time. 1 Broader stock market performance was mixed compared with the Fund's, as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and technology-heavy Nasdaq Composite Index (Nasdaq) returned 2.18%, 4.47% and 10.53%, respectively, over the reporting period. 2 While the Fund's performance suffered largely from broader market trends, our financial services holdings were particularly disappointing, mainly due to the lowest interest rates in four decades. The Fund's losses were mitigated by strong gains in selected portfolio holdings across disparate sectors, and included successful buy-outs of three acquisition targets from unrelated industries.

Our value investment strategy focuses on securities that sell at low prices compared with the underlying companies' earnings, cash flow, book value or sales. We also search for understated assets such as real estate, tax-loss carry forwards or valuable intangibles such as patents or distribution networks. We consider "fallen angels"-- former growth companies that have suffered short-term setbacks and sharp share price declines, but in our view still retain significant long-term potential. We were pleased that cash flows into the Fund rose during the reporting period, and believe the generally weak and uncertain equity market environment provided many opportunities to buy stocks of great companies selling at prices well below our estimate of


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Portfolio Breakdown
Franklin Small Cap Value Fund
Based on Total Net Assets
4/30/03

Producer Manufacturing 20.6%
Transportation 9.5%
Consumer Durables 8.3%
Energy Minerals 8.2%
Process Industries 7.6%
Industrial Services 6.3%
Financial Conglomerates 5.8%
Consumer Non-Durables 5.7%
Electronic Technology 5.2%
Retail Trade 4.9%
Finance 4.7%
Non-Energy Minerals 2.5%
Consumer Services 2.2%
Technology Services 2.0%
Health Technology 1.3%
Closed End Mutual Funds 1.3%
Other 0.9%
Short-Term Investments & Other Net Assets 3.0%

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


24    SEMIANNUAL REPORT
their true worth. As patient investors, we often benefit from such bargains as other investors eventually recognize their value and bid up share prices over time.

Strategic buyers, largely absent since the end of 2001 according to our analysis, emerged during the six months under review and announced the purchase of three Fund holdings: Airborne was bought out by Deutsche Post; Holly Corp. was acquired by Frontier Oil; and Clayton Homes was picked up by Berkshire Hathaway -- all at premiums to their prior day closing prices.

Two stellar Fund performers during the period were Lone Star Technologies and Brown Shoe Company. Lone Star, a leading oil-field equipment manufacturer, experienced increased demand for its products due to rising oil prices. Brown Shoe is a 124-year-old U.S. and Canadian retail shoe store operator with the well-known Buster Brown brand name for children. During the company's 2001 fiscal year, Brown Shoe management initiated a broad program to improve profitability and competitiveness. The company began to reap the benefits in the form of improved margins and increased market share. Selling at just 11.9 times 2003 earnings estimates and 1.7 times book value at period-end, we consider Brown Shoe a good value.

We initiated six positions in the portfolio during the reporting period, all possessing what we believed were strong financial positions, quality managements and attractive stock price valuations. These included Cabot, American Woodmark, Monaco Coach, Oshkosh B'Gosh, Peoples Bancorp and West Marine. We also eliminated six Fund positions -- ESCO Technologies because we believed it was fully valued, and others due to deteriorating fundamentals, including SPACEHAB convertible bonds and stocks of DIMON, Northeast Utilities, Stolt-Nielsen and Tropical Sportswear International.

We remain optimistic for the long term despite recent weakness


[SIDEBAR]
WHAT IS BOOK VALUE?

BOOK VALUE IS A COMPANY'S WORTH BASED ON THE VALUE OF ITS ASSETS MINUS ITS LIABILITIES AS THEY ARE STATED IN ITS BALANCE SHEET.




                                                           SEMIANNUAL REPORT  25

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
4/30/03

COMPANY             % OF TOTAL
SECTOR/INDUSTRY     NET ASSETS
-------------------------------

Avocent Corp.            2.5%
ELECTRONIC TECHNOLOGY

Russ Berrie & Co. Inc.   2.3%
CONSUMER DURABLES

Peabody Energy Corp.     2.1%
ENERGY MINERALS

Mettler-Toledo International
Inc. (Switzerland)       2.1%
PRODUCER MANUFACTURING

Bunge Ltd.               2.0%
PROCESS INDUSTRIES

Graco Inc.               2.0%
PRODUCER MANUFACTURING

Timberland Co., A        1.9%
CONSUMER NON-DURABLES

Consol Energy Inc.       1.9%
ENERGY MINERALS

Brown Shoe Co. Inc.      1.9%
CONSUMER NON-DURABLES

Teekay Shipping Corp.
(Bahamas)                1.9%
TRANSPORTATION



in the economy and equities markets, and remain steadfast and committed to our value investment strategy. Given ongoing weakness and investor disaffection, we will actively seek to take advantage of opportunities to buy what we consider undervalued, high-quality companies with strong fundamentals. Consequently, we believe that although near-term volatility and continued steep market declines may make short-term performance volatile, the Fund is well positioned for the long term. We believe Franklin Small Cap Value Fund will provide shareholders with a portfolio of well-managed, financially sound companies with the potential for solid earnings growth and, with patience, stock price appreciation over time. As always, we value your support and welcome your questions and comments.



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------


26   SEMIANNUAL REPORT

FRANKLIN SMALL CAP
VALUE FUND

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.


PRICE INFORMATION

CLASS A                        CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.74         $22.89    $22.15

CLASS B                        CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.66         $22.33    $21.67

CLASS C                        CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.64         $22.10    $21.46

CLASS R                        CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.72         $22.86    $22.14

ADVISOR CLASS                  CHANGE         4/30/03  10/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.80         $23.33    $22.53


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------




Past performance does not guarantee future results.

                                                          SEMIANNUAL REPORT   27

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.59% and +3.92%.


PERFORMANCE

                                                              INCEPTION
CLASS A                            6-MONTH   1-YEAR   5-YEAR  (3/11/96)
-------------------------------------------------------------------------
Cumulative Total Return 1            +3.34%  -21.34%   -9.91%   +59.65%
Average Annual Total Return 2        -2.60%  -25.87%   -3.22%    +5.89%
Value of $10,000 Investment 3        $9,740   $7,413   $8,492   $15,042
Avg. Ann. Total Return (3/31/03) 4           -29.97%   -4.87%    +4.73%

                                                             INCEPTION
CLASS B                            6-MONTH   1-YEAR   3-YEAR  (1/1/99)
-------------------------------------------------------------------------
Cumulative Total Return 1           +3.05%  -21.84%  +18.72%  +21.83%
Average Annual Total Return 2       -0.95%  -24.97%   +4.99%   +4.27%
Value of $10,000 Investment 3       $9,905   $7,503  $11,572  $11,983
Avg. Ann. Total Return (3/31/03) 4          -29.15%   +2.78%   +2.32%

                                                             INCEPTION
CLASS C                            6-MONTH   1-YEAR   5-YEAR  (9/3/96)
-------------------------------------------------------------------------
Cumulative Total Return 1            +2.98%  -21.85%  -12.79%  +40.21%
Average Annual Total Return 2        +0.95%  -23.42%   -2.90%   +5.06%
Value of $10,000 Investment 3       $10,095   $7,658   $8,632  $13,885
Avg. Ann. Total Return (3/31/03) 4           -27.68%   -4.55%   +3.82%

                                                             INCEPTION
CLASS R                                              6-MONTH  (8/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                              +3.25%    -2.06%
Aggregate Total Return 5                               +2.25%    -3.04%
Value of $10,000 Investment 3                         $10,225    $9,696
Aggregate Total Return (3/31/03) 4, 5                           -10.71%

                                                             INCEPTION
ADVISOR CLASS 6                    6-MONTH   1-YEAR   5-YEAR  (3/11/96)
-------------------------------------------------------------------------
Cumulative Total Return 1           +3.55%  -21.05%   -8.22%   +64.81%
Average Annual Total Return 2       +3.55%  -21.05%   -1.70%    +7.25%
Value of $10,000 Investment 3      $10,355   $7,895   $9,178   $16,481
Avg. Ann. Total Return (3/31/03) 4          -25.42%   -3.37%    +6.09%


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Fund's investments in small-company stocks involves special risks as such stocks have historically exhibited greater price volatility than large-company stocks, especially over the short term. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.


28    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN BALANCE SHEET INVESTMENT FUND
                                                                            CLASS A
                                             --------------------------------------------------------------------------
                                             SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2003  ---------------------------------------------------------
                                                (UNAUDITED)    2002         2001        2000        1999      1998
                                             --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........      $37.01      $37.21      $34.83      $29.96      $31.86      $35.22
                                             --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ....................         .10         .25         .77         .31         .37         .50
 Net realized and unrealized gains (losses) .         .78         .87        2.95        5.15        (.68)      (1.55)
                                             --------------------------------------------------------------------------
Total from investment operations ............         .88        1.12        3.72        5.46        (.31)      (1.05)
                                             --------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.25)       (.15)       (.73)       (.31)       (.43)       (.51)
 Net realized gains .........................        (.25)      (1.17)       (.61)       (.28)      (1.16)      (1.80)
                                             --------------------------------------------------------------------------
Total distributions .........................        (.50)      (1.32)      (1.34)       (.59)      (1.59)      (2.31)
                                             --------------------------------------------------------------------------
Net asset value, end of period ..............      $37.39      $37.01      $37.21      $34.83      $29.96      $31.86
                                             --------------------------------------------------------------------------

Total return b ..............................       2.38%       2.85%      10.96%      18.47%     (1.04)%     (3.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........  $2,457,403  $2,333,862  $1,491,457  $1,067,893  $1,165,779  $1,467,207
Ratios to average net assets:
 Expenses ...................................        .95%c       .92%        .96%       1.06%        .93%        .93%
 Net investment income ......................        .45%c       .63%       2.14%       1.00%       1.19%       1.47%
Portfolio turnover rate .....................       7.10%      10.59%      26.69%       8.69%      17.53%      11.81%



a Based on average shares outstanding effective year ended October 31, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized


                                                          SEMIANNUAL REPORT   29

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)
                                                                          CLASS B
                                                           ----------------------------------------
                                                           SIX MONTHS ENDED  YEAR ENDED OCTOBER 31,
                                                            APRIL 30, 2003  -----------------------
                                                              (UNAUDITED)      2002      2001 C
                                                           ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................         $36.64       $37.04    $37.26
                                                           ----------------------------------------
Income from investment operations:
 Net investment income (loss) a ........................           (.04)        (.08)      .28
 Net realized and unrealized gains (losses) ............            .78          .91       .06
                                                           ----------------------------------------
Total from investment operations .......................            .74          .83       .34
                                                           ----------------------------------------
Less distributions from:
 Net investment income .................................           (.01)        (.06)     (.56)
 Net realized gains ....................................           (.25)       (1.17)       --
                                                           ----------------------------------------
Total distributions ....................................           (.26)       (1.23)     (.56)
                                                           ----------------------------------------
Net asset value, end of period .........................         $37.12       $36.64    $37.04
                                                           ----------------------------------------

Total return b .........................................          2.01%        2.08%      .91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................        $87,710      $89,241   $20,982
Ratios to average net assets:
 Expenses ..............................................          1.70%d       1.67%     1.71%d
 Net investment income (loss) ..........................         (.30)%d      (.12)%      .73%d
Portfolio turnover rate ................................          7.10%       10.59%    26.69%



a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period March 1, 2001 (effective date) to October 31, 2001.
d Annualized


30   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)
                                                                            CLASS C
                                                            ----------------------------------------
                                                            SIX MONTHS ENDED  YEAR ENDED OCTOBER 31,
                                                             APRIL 30, 2003   ----------------------
                                                              (UNAUDITED)       2002         2001 C
                                                            ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................        $36.67       $37.06        $37.26
                                                            ----------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................          (.03)        (.08)          .33
 Net realized and unrealized gains (losses) .............           .77          .92           .02
                                                            ----------------------------------------
Total from investment operations ........................           .74          .84           .35
                                                            ----------------------------------------
Less distributions from:
 Net investment income ..................................            --         (.06)         (.55)
 Net realized gains .....................................          (.25)       (1.17)           --
                                                            ----------------------------------------
Total distributions .....................................          (.25)       (1.23)         (.55)
                                                            ----------------------------------------
Net asset value, end of period ..........................        $37.16       $36.67        $37.06
                                                            ----------------------------------------

Total return b ..........................................         2.02%        2.10%          .94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $111,025     $118,219       $29,920
Ratios to average net assets:
 Expenses ...............................................         1.69%d       1.67%         1.71%d
 Net investment income (loss) ...........................        (.29)%d      (.12)%          .85%d
Portfolio turnover rate .................................         7.10%       10.59%        26.69%



a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period March 1, 2001 (effective date) to October 31, 2001.
d Annualized



                                                          SEMIANNUAL REPORT   31

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)
                                                                          CLASS R
                                                             ----------------------------------
                                                             SIX MONTHS ENDED
                                                              APRIL 30, 2003    YEAR ENDED
                                                                (UNAUDITED)  OCTOBER 31, 2002 C
                                                             ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................        $36.92        $39.98
                                                             ----------------------------------
Income from investment operations:
 Net investment income a ..................................           .05           .07
 Net realized and unrealized gains (losses) ...............           .80         (3.07)
                                                             ----------------------------------
Total from investment operations ..........................           .85         (3.00)
                                                             ----------------------------------
Less distributions from:
 Net investment income ....................................          (.22)         (.06)
 Net realized gains .......................................          (.25)           --
                                                             ----------------------------------
Total distributions .......................................          (.47)         (.06)
                                                             ----------------------------------
Net asset value, end of period ............................        $37.30        $36.92
                                                             ----------------------------------

Total return b ............................................         2.31%       (7.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................        $9,131        $7,754
Ratios to average net assets:
 Expenses d ...............................................         1.20%         1.17%
 Net investment income d ..................................          .20%          .38%
Portfolio turnover rate ...................................         7.10%        10.59%



a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 2002 (effective date) to October 31, 2002.
d Annualized


32    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)
                                                                                    ADVISOR CLASS
                                                                         ----------------------------------------
                                                                         SIX MONTHS ENDED  YEAR ENDED OCTOBER 31,
                                                                          APRIL 30, 2003  -----------------------
                                                                            (UNAUDITED)       2002       2001 C
                                                                         ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................       $37.06        $37.21    $37.26
                                                                         ----------------------------------------
Income from investment operations:
 Net investment income a ...............................................          .14           .31       .60
 Net realized and unrealized gains (losses) ............................          .79           .91      (.02)
                                                                         ----------------------------------------
Total from investment operations .......................................          .93          1.22       .58
                                                                         ----------------------------------------
Less distributions from:
 Net investment income .................................................         (.33)         (.20)     (.63)
 Net realized gains ....................................................         (.25)        (1.17)       --
                                                                         ----------------------------------------
Total distributions ....................................................         (.58)        (1.37)     (.63)
                                                                         ----------------------------------------
Net asset value, end of period .........................................       $37.41        $37.06    $37.21
                                                                         ----------------------------------------

Total return b .........................................................        2.49%         3.11%     1.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................................      $17,005       $15,193      $571
Ratios to average net assets:
 Expenses ..............................................................         .70%d         .67%      .71%d
 Net investment income .................................................         .70%d         .88%     1.55%d
Portfolio turnover rate ................................................        7.10%        10.59%    26.69%


a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period March 1, 2001 (effective date) to October 31, 2001.
d Annualized


                       See notes to financial statements.


                                                           SEMIANNUAL REPORT  33

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)



  FRANKLIN BALANCE SHEET INVESTMENT FUND                                           SHARES         VALUE
----------------------------------------------------------------------------------------------------------
  CLOSED END MUTUAL FUNDS 1.5%
a Emerging Markets Telecommunications Fund Inc. .............................       250,000 $   1,422,500
  H & Q Healthcare Investors Fund ...........................................       150,000     2,419,500
  High Income Opportunity Fund ..............................................       765,600     5,420,448
  John Hancock Bank & Thrift Opportunity Fund ...............................     1,650,000    12,523,500
  Latin America Equity Fund Inc. ............................................       222,015     2,397,762
  Managed High Income Portfolio Inc. ........................................       695,800     4,968,013
  Mexico Fund (Mexico) ......................................................       620,800     7,884,160
a New Ireland Fund Inc. (Irish Republic) ....................................       135,000     1,366,200
  Petroleum & Resources Corp. ...............................................       150,000     2,842,500
                                                                                           --------------
  TOTAL CLOSED END MUTUAL FUNDS (COST $48,469,885) ..........................                  41,244,583
                                                                                           --------------
  COMMON STOCKS 67.8%
  COMMERCIAL SERVICES 1.3%
  Kelly Services Inc., A ....................................................     1,506,800    34,882,420
                                                                                           --------------
  CONSUMER DURABLES 6.2%
  Clayton Homes Inc. ........................................................     3,600,000    44,676,000
  D.R. Horton Inc. ..........................................................     1,100,000    26,070,000
a Dixie Group Inc. ..........................................................       370,000     1,106,300
  Hasbro Inc. ...............................................................     1,800,000    28,800,000
  Lennar Corp. ..............................................................       240,000    13,017,600
  Lennar Corp., B ...........................................................        24,000     1,285,200
  M.D.C. Holdings Inc. ......................................................       300,000    13,830,000
  Pulte Homes Inc. ..........................................................       650,000    37,693,500
                                                                                           --------------
                                                                                              166,478,600
                                                                                           --------------
  CONSUMER NON-DURABLES 2.2%
b DIMON Inc. ................................................................     2,504,200    16,427,552
a Genesee Corp., B ..........................................................       117,900       575,942
  Kellwood Co. ..............................................................       175,000     5,183,500
a Tommy Hilfiger Corp. ......................................................     3,770,100    30,990,222
  Universal Corp. ...........................................................       125,000     4,881,250
                                                                                           --------------
                                                                                               58,058,466
                                                                                           --------------
  CONSUMER SERVICES 1.9%
a,bAztar Corp. ..............................................................     3,000,000    42,720,000
a,bChampps Entertainment Inc. ...............................................       920,000     4,811,600
a Prime Hospitality Corp. ...................................................       527,500     3,513,150
                                                                                           --------------
                                                                                               51,044,750
                                                                                           --------------
  DISTRIBUTION SERVICES 1.4%
  Applied Industrial Technologies Inc. ......................................       570,000    10,539,300
a,bHandleman Co. ............................................................     1,595,000    27,035,250
                                                                                           --------------
                                                                                               37,574,550
                                                                                           --------------
  ELECTRONIC TECHNOLOGY 2.3%
a ESCO Technologies Inc. ....................................................       618,400    24,247,464
a FSI International Inc. ....................................................       650,000     1,534,000
a Hutchinson Technology Inc. ................................................       575,000    13,593,000





34   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



  FRANKLIN BALANCE SHEET INVESTMENT FUND                                           SHARES         VALUE
----------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
a Intergraph Corp. ..........................................................       850,000 $  17,340,000
a Standard Microsystems Corp. ...............................................       500,000     6,330,000
                                                                                           --------------
                                                                                               63,044,464
                                                                                           --------------
  ENERGY MINERALS 1.6%
  Peabody Energy Corp. ......................................................     1,507,000    42,346,700
                                                                                           --------------
  FINANCE/RENTAL/LEASING 1.6%
  CIT Group Inc. ............................................................     2,100,000    42,777,000
                                                                                           --------------
  FINANCIAL CONGLOMERATES 3.1%
  Principal Financial Group .................................................       734,200    21,365,220
  Prudential Financial Inc. .................................................     1,010,000    32,289,700
  StanCorp Financial Group Inc. .............................................       535,000    28,729,500
                                                                                           --------------
                                                                                               82,384,420
                                                                                           --------------
  INDUSTRIAL SERVICES 1.2%
a Global Industries Ltd. ....................................................     1,413,500     6,275,940
a Offshore Logistics Inc. ...................................................       860,000    16,340,000
a Petroleum Helicopters Inc. ................................................        77,500     1,970,825
a Petroleum Helicopters Inc., non-voting ....................................       152,000     3,784,800
a,bXanser Corp. .............................................................     2,800,000     4,900,000
                                                                                           --------------
                                                                                               33,271,565
                                                                                           --------------
  LIFE/HEALTH INSURANCE 4.6%
  American National Insurance Co. ...........................................       637,200    50,976,000
  Amerus Group Co. ..........................................................       250,000     6,547,500
  FBL Financial Group Inc., A ...............................................       550,000    11,044,000
  Kansas City Life Insurance Co. ............................................       162,600     6,614,568
  Manulife Financial Corp. (Canada) .........................................       500,000    13,320,000
  MetLife Inc. ..............................................................       401,000    11,520,730
a National Western Life Insurance Co., A ....................................       150,000    14,866,500
  Presidential Life Corp. ...................................................       900,000     7,272,000
                                                                                           --------------
                                                                                              122,161,298
                                                                                           --------------
  NON-ENERGY MINERALS 3.3%
  Nucor Corp. ...............................................................       630,000    25,735,500
  Reliance Steel & Aluminum Co. .............................................     1,175,000    19,975,000
  Texas Industries Inc. .....................................................       675,000    13,324,500
  United States Steel Corp. .................................................     2,100,000    30,072,000
                                                                                           --------------
                                                                                               89,107,000
                                                                                           --------------
  PROCESS INDUSTRIES 4.1%
  Bunge Ltd. ................................................................     1,650,000    46,216,500
  Corn Products International Inc. ..........................................     1,075,000    32,121,000
a,bDelta Woodside Industries Inc. ...........................................       560,000     1,948,800
  J.G. Boswell Co. ..........................................................        30,000     9,000,000
  Monsanto Co. ..............................................................       800,000    13,920,000
  Polyone Corp. .............................................................     1,271,100     5,872,482
                                                                                           --------------
                                                                                              109,078,782
                                                                                           --------------



                                                          SEMIANNUAL REPORT   35

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



  FRANKLIN BALANCE SHEET INVESTMENT FUND                                           SHARES         VALUE
----------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PRODUCER MANUFACTURING 4.9%
  CNH Global NV (Netherlands) ...............................................     1,605,000 $  14,011,650
a,bInsteel Industries Inc. ..................................................       560,000       380,800
  Lennox International Inc. .................................................     1,115,000    16,568,900
a Mueller Industries Inc. ...................................................        90,600     2,314,830
  Oshkosh Truck Corp. .......................................................       240,000    13,440,000
  Tecumseh Products Co., A ..................................................       500,000    20,120,000
b Tecumseh Products Co., B ..................................................       275,000    10,587,500
  Timken Co. ................................................................     1,400,000    24,780,000
  Trinity Industries Inc. ...................................................     1,725,900    28,563,645
                                                                                           --------------
                                                                                              130,767,325
                                                                                           --------------
  PROPERTY-CASUALTY INSURANCE 6.2%
  E-L Financial Corp. Ltd. (Canada) .........................................       100,000    16,921,093
  IPC Holdings Ltd. (Bermuda) ...............................................     1,180,000    40,533,000
  Old Republic International Corp. ..........................................     1,660,400    50,808,240
  RLI Corp. .................................................................       489,400    14,461,770
  Selective Insurance Group Inc. ............................................       600,000    15,054,000
  St. Paul Cos. Inc. ........................................................       827,000    28,399,180
                                                                                           --------------
                                                                                              166,177,283
                                                                                           --------------
  RETAIL TRADE 7.4%
a Big Lots Inc. .............................................................     1,425,000    17,841,000
  Cato Corp., A .............................................................       300,000     6,150,000
a Charming Shoppes Inc. .....................................................     5,200,000    24,440,000
  Dillards Inc., A ..........................................................     1,500,000    20,970,000
a Federated Department Stores Inc. ..........................................       825,000    25,261,500
  Fred's Inc. ...............................................................       435,000    14,115,750
b Haverty Furniture Cos. Inc. ...............................................       920,000    12,926,000
a Officemax Inc. ............................................................       550,000     3,107,500
a Saks Inc. .................................................................     1,300,000    11,635,000
a,bSyms Corp. ...............................................................     1,430,000    10,138,700
a Toys R Us Inc. ............................................................     2,769,300    28,385,325
a Zale Corp. ................................................................       711,200    24,849,328
                                                                                           --------------
                                                                                              199,820,103
                                                                                           --------------
  SAVINGS BANKS .4%
  Farmers & Merchants Bank of Long Beach ....................................         2,200     8,107,000
  First Niagara Financial Group Inc. ........................................       120,000     1,458,000
                                                                                           --------------
                                                                                                9,565,000
                                                                                           --------------
  SPECIALTY INSURANCE 3.0%
  MGIC Investment Corp. .....................................................       390,000    17,729,400
  The PMI Group Inc. ........................................................       890,000    27,429,800
  Radian Group Inc. .........................................................       645,000    25,606,500
a Stewart Information Services Corp. ........................................       388,600    10,367,848
                                                                                           --------------
                                                                                               81,133,548
                                                                                           --------------



36    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



  FRANKLIN BALANCE SHEET INVESTMENT FUND                                           SHARES         VALUE
----------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION 6.7%
  Airborne Inc. .............................................................     1,825,000 $  36,244,500
a,bAlaska Air Group Inc. ....................................................     1,350,600    24,081,198
  Burlington Northern Santa Fe Corp. ........................................       555,000    15,628,800
a Crowley Maritime Corp. ....................................................         4,240     4,929,000
a,bDollar Thrifty Automotive Group Inc. .....................................     1,751,200    28,737,192
a Mesa Air Group Inc. .......................................................     1,050,000     5,649,000
  Overseas Shipholding Group Inc. ...........................................     1,700,000    31,977,000
  Teekay Shipping Corp. (Bahamas) ...........................................       850,000    32,257,500
                                                                                           --------------
                                                                                              179,504,190
                                                                                           --------------
  UTILITIES 4.4%
  Entergy Corp. .............................................................       800,000    37,288,000
  Northeast Utilities .......................................................     1,750,000    26,110,000
  PNM Resources Inc. ........................................................     1,242,200    27,564,418
a Sierra Pacific Resources ..................................................     4,169,000    15,383,610
  Xcel Energy Inc. ..........................................................       878,000    11,870,559
                                                                                           --------------
                                                                                              118,216,587
                                                                                           --------------
  TOTAL COMMON STOCKS (COST $1,673,248,192) .................................               1,817,394,051
                                                                                           --------------
  PREFERRED STOCK (COST $6,943,575) .3%
  Price Legacy Corp., 8.75%, pfd., A ........................................       533,400     8,774,430
                                                                                           --------------


                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                  ---------
  CONVERTIBLE BOND (COST $6,000,000) .3%
  UTILITIES
  Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ..................   $ 6,000,000     7,155,000
                                                                                           --------------
  CORPORATE BOND (COST $4,576,762)
c Hechinger Co., 6.95%, 10/15/03 ............................................     7,000,000       175,000
                                                                                           --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,739,238,414) .........................               1,874,743,064
                                                                                           --------------



                                                                                  SHARES
                                                                                ----------
  SHORT TERM INVESTMENT (COST $167,074,585) 6.2%
d Franklin Institutional Fiduciary Trust Money Market Portfolio .............   167,074,585   167,074,585
                                                                                           --------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $1,906,312,999) .......               2,041,817,649
                                                                                           --------------



                                                          SEMIANNUAL REPORT   37

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                           AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT 24.3%
e Joint Repurchase Agreement, 1.286%, 5/01/03, (Maturity Value $651,614,889)
     (COST $651,591,613) ......................................................$651,591,613 $ 651,591,613
 ABN AMRO Bank, N.V., New York Branch (Maturity Value $64,946,456)
 Banc of America Securities LLC (Maturity Value $64,946,456)
 Barclays Capital Inc. (Maturity Value $57,726,563)
 Bear, Stearns & Co. Inc. (Maturity Value $57,726,563)
 BNP Paribas Securities Corp. (Maturity Value $64,946,456)
 Deutsche Bank Securities Inc. (Maturity Value $64,946,456)
 Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $64,946,456)
 Goldman, Sachs & Co. (Maturity Value $57,726,563)
 Lehman Brothers Inc. (Maturity Value $23,810,008)
 Morgan Stanley & Co. Inc. (Maturity Value $64,946,456)
 UBS Warburg LLC (Maturity Value $64,946,456)
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
   Government Agency Securities
                                                                                           --------------
  TOTAL INVESTMENTS (COST $2,557,904,612) 100.4% ......................................     2,693,409,262
  OTHER ASSETS, LESS LIABILITIES (.4)% ................................................       (11,136,718)
                                                                                           --------------
  NET ASSETS 100.0% ...................................................................    $2,682,272,544
                                                                                           --------------


a Non-income producing
b See Note 7 regarding holdings of 5% voting securities.
c The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
d See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
e See Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.


38  SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN LARGE CAP VALUE FUND
                                                                                  CLASS A
                                                                  ----------------------------------------------
                                                                   SIX MONTHS ENDED    YEAR ENDED OCTOBER 31,
                                                                    APRIL 30, 2003 -----------------------------
                                                                      (UNAUDITED)    2002      2001      2000 C
                                                                  ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................          $10.48    $11.66    $11.12    $10.00
                                                                  ----------------------------------------------
Income from investment operations:
 Net investment income a ......................................             .03       .07       .12       .09
 Net realized and unrealized gains (losses) ...................             .37     (1.08)      .50      1.03
                                                                  ----------------------------------------------
Total from investment operations ..............................             .40     (1.01)      .62      1.12
                                                                  ----------------------------------------------
Less distributions from:
 Net investment income ........................................            (.07)     (.07)     (.08)       --
 Net realized gains ...........................................              --      (.10)       --        --
                                                                  ----------------------------------------------
Total distributions ...........................................            (.07)     (.17)     (.08)       --
                                                                  ----------------------------------------------
Net asset value, end of period ................................          $10.81    $10.48    $11.66    $11.12
                                                                  ----------------------------------------------

Total return b ................................................           3.81%   (8.82)%     5.63%    11.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................         $36,986   $32,825   $23,544    $3,418
Ratios to average net assets:
 Expenses .....................................................           1.41%d    1.42%     1.25%     1.25%d
 Expenses excluding waiver and payments by affiliate ..........           1.41%d    1.42%     1.49%     3.22%d
 Net investment income ........................................            .65%d     .64%      .99%     2.17%d
Portfolio turnover rate .......................................          10.25%    15.33%    29.37%     7.21%




a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period June 1, 2000 (effective date) to October 31, 2000.
d Annualized



                                                           SEMIANNUAL REPORT  39

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND (CONT.)
                                                                                  CLASS B
                                                               ---------------------------------------------
                                                               SIX MONTHS ENDED   YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 2003 -----------------------------
                                                                  (UNAUDITED)    2002      2001      2000 C
                                                               ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................       $10.39     $11.58    $11.11    $10.00
                                                               ---------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................           --         --       .05       .08
 Net realized and unrealized gains (losses) ..................          .37      (1.07)      .49      1.03
                                                               ---------------------------------------------
Total from investment operations .............................          .37      (1.07)      .54      1.11
                                                               ---------------------------------------------
Less distributions from:
 Net investment income .......................................         (.01)      (.02)     (.07)       --
 Net realized gains ..........................................           --       (.10)       --        --
                                                               ---------------------------------------------
Total distributions ..........................................         (.01)      (.12)     (.07)       --
                                                               ---------------------------------------------
Net asset value, end of period ...............................       $10.75     $10.39    $11.58    $11.11
                                                               ---------------------------------------------

Total return b ...............................................        3.52%    (9.38)%     4.87%    11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................       $5,793     $4,975    $3,251      $453
Ratios to average net assets:
 Expenses ....................................................        2.06%d     2.07%     1.86%     1.69%d
 Expenses excluding waiver and payments by affiliate .........        2.06%d     2.07%     2.10%     3.66%d
 Net investment income (loss) ................................           --d    (.01)%      .38%     1.81%d
Portfolio turnover rate ......................................       10.25%     15.33%    29.37%     7.21%


a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period June 1, 2000 (effective date) to October 31, 2000.
d Annualized


40    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND (CONT.)
                                                                                    CLASS C
                                                                  ----------------------------------------------
                                                                  SIX MONTHS ENDED     YEAR ENDED OCTOBER 31,
                                                                   APRIL 30, 2003 ------------------------------
                                                                    (UNAUDITED)      2002      2001      2000 C
                                                                  ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................         $10.39    $11.57    $11.11    $10.00
                                                                  ----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ................................             --        --       .05       .06
 Net realized and unrealized gains (losses) ....................            .36     (1.07)      .48      1.05
                                                                  ----------------------------------------------
Total from investment operations ...............................            .36     (1.07)      .53      1.11
                                                                  ----------------------------------------------
Less distributions from:
 Net investment income .........................................           (.01)     (.01)     (.07)       --
 Net realized gains ............................................             --      (.10)       --        --
                                                                  ----------------------------------------------
Total distributions ............................................           (.01)     (.11)     (.07)       --
                                                                  ----------------------------------------------
Net asset value, end of period .................................         $10.74    $10.39    $11.57    $11.11
                                                                  ----------------------------------------------

Total return b .................................................          3.51%   (9.34)%     4.80%    11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................        $21,376   $17,738   $10,648    $1,911
Ratios to average net assets:
 Expenses ......................................................          2.09%d    2.04%     1.89%     1.79%d
 Expenses excluding waiver and payments by affiliate ...........          2.09%d    2.04%     2.13%     3.76%d
 Net investment income (loss) ..................................         (.03)%d     .02%      .38%     1.44%d
Portfolio turnover rate ........................................         10.25%    15.33%    29.37%     7.21%


a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period June 1, 2000 (effective date) to October 31, 2000.
d Annualized


                                                          SEMIANNUAL REPORT   41

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND (CONT.)
                                                                               CLASS R
                                                                  ----------------------------------
                                                                  SIX MONTHS ENDED
                                                                   APRIL 30, 2003    YEAR ENDED
                                                                     (UNAUDITED)  OCTOBER 31, 2002 C
                                                                  ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................        $10.48        $10.55
                                                                  ----------------------------------
Income from investment operations:
 Net investment income a .......................................           .02           .01
 Net realized and unrealized gains (losses) ....................           .37          (.08)
                                                                  ----------------------------------
Total from investment operations ...............................           .39          (.07)
                                                                  ----------------------------------
Less distributions from net investment income ..................          (.09)           --
                                                                  ----------------------------------
Net asset value, end of period .................................        $10.78        $10.48
                                                                  ----------------------------------

Total return b .................................................         3.76%        (.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................          $292           $65
Ratios to average net assets:
 Expenses d ....................................................         1.56%         1.59%
 Net investment income d .......................................          .50%          .47%
Portfolio turnover rate ........................................        10.25%        15.33%


a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period August 1, 2002 (effective date) to October 31, 2002.
d Annualized

                       See notes to financial statements.


42   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)



 FRANKLIN LARGE CAP VALUE FUND                                                         SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCKS 88.4%
 COMMUNICATIONS 4.0%
 SBC Communications Inc. ..........................................................    48,000  $ 1,121,280
 Verizon Communications Inc. ......................................................    38,500    1,439,130
                                                                                               -----------
                                                                                                 2,560,410
                                                                                               -----------
 CONSUMER NON-DURABLES 4.2%
 Kimberly-Clark Corp. .............................................................    22,500    1,119,825
 Sara Lee Corp. ...................................................................    96,000    1,610,880
                                                                                               -----------
                                                                                                 2,730,705
                                                                                               -----------
 CONSUMER SERVICES 6.7%
aCendant Corp. ....................................................................   154,000    2,199,120
 McDonald's Corp. .................................................................   124,000    2,120,400
                                                                                               -----------
                                                                                                 4,319,520
                                                                                               -----------
 ELECTRONIC TECHNOLOGY 1.6%
 Hewlett-Packard Co. ..............................................................    65,000    1,059,500
                                                                                               -----------

 ENERGY MINERALS 7.7%
 Anadarko Petroleum Corp. .........................................................    42,000    1,864,800
 ConocoPhillips ...................................................................    23,000    1,156,900
 Marathon Oil Corp. ...............................................................    84,000    1,912,680
                                                                                               -----------
                                                                                                 4,934,380
                                                                                               -----------
 FINANCE/RENTAL/LEASING 4.0%
 Fannie Mae .......................................................................    17,500    1,266,825
 Freddie Mac ......................................................................    23,000    1,331,700
                                                                                               -----------
                                                                                                 2,598,525
                                                                                               -----------
 FINANCIAL CONGLOMERATES 4.3%
 Citigroup Inc. ...................................................................    52,000    2,041,000
 Principal Financial Group. .......................................................    26,000      756,600
                                                                                               -----------
                                                                                                 2,797,600
                                                                                               -----------
 HEALTH TECHNOLOGY 5.4%
 Becton, Dickinson & Co. ..........................................................    43,500    1,539,900
 Pfizer Inc. ......................................................................    60,000    1,845,000
                                                                                               -----------
                                                                                                 3,384,900
                                                                                               -----------
 INDUSTRIAL SERVICES 3.3%
 GlobalSantaFe Corp. ..............................................................    55,000    1,163,800
aTransocean Inc. ..................................................................    52,000      990,600
                                                                                               -----------
                                                                                                 2,154,400
                                                                                               -----------
 INVESTMENT BANKS/BROKERS 4.2%
 Lehman Brothers Holdings Inc. ....................................................    22,000    1,385,340
 Morgan Stanley ...................................................................    29,000    1,297,750
                                                                                               -----------
                                                                                                 2,683,090
                                                                                               -----------
 LIFE/HEALTH INSURANCE 2.8%
 MetLife Inc. .....................................................................    62,500    1,795,625
                                                                                               -----------




                                                           SEMIANNUAL REPORT  43

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



 FRANKLIN LARGE CAP VALUE FUND                                                         SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 MAJOR BANKS 7.1%
 Bank of America Corp. ............................................................    15,500  $ 1,147,775
 Fleet Boston Financial Corp. .....................................................    56,000    1,485,120
 Mellon Financial Corp. ...........................................................    73,000    1,930,850
                                                                                               -----------
                                                                                                 4,563,745
                                                                                               -----------
 MULTI-LINE INSURANCE 2.3%
 American International Group Inc. ................................................    25,500    1,477,725
                                                                                               -----------
 PROCESS INDUSTRIES 2.8%
 International Paper Co. ..........................................................    51,000    1,823,250
                                                                                               -----------
 PRODUCER MANUFACTURING 4.8%
 Honeywell International Inc. .....................................................    72,000    1,699,200
 Masco Corp. ......................................................................    66,000    1,390,620
                                                                                               -----------
                                                                                                 3,089,820
                                                                                               -----------
 PROPERTY-CASUALTY INSURANCE 5.8%
 Allstate Corp. ...................................................................    50,000    1,889,500
 St. Paul Cos. Inc. ...............................................................    51,500    1,768,510
 Travelers Property Casualty Corp., A .............................................     2,095       34,002
 Travelers Property Casualty Corp., B .............................................     4,305       69,956
                                                                                               -----------
                                                                                                 3,761,968
                                                                                               -----------
 REAL ESTATE INVESTMENT TRUSTS 2.2%
 Equity Office Properties Trust ...................................................    54,500    1,415,365
                                                                                               -----------
 REGIONAL BANKS 1.7%
 U.S. Bancorp .....................................................................    49,500    1,096,425
                                                                                               -----------
 RETAIL TRADE 5.5%
 Federated Department Stores Inc. .................................................    63,500    1,944,370
aSafeway Inc. .....................................................................    57,000      947,340
 The TJX Cos. Inc. ................................................................    32,000      616,000
                                                                                               -----------
                                                                                                 3,507,710
                                                                                               -----------
 SAVINGS BANKS 1.9%
 Washington Mutual Inc. ...........................................................    31,500    1,244,250
                                                                                               -----------
 SPECIALTY INSURANCE 1.5%
 MGIC Investment Corp. ............................................................    21,000      954,660
                                                                                               -----------
 TECHNOLOGY SERVICES 2.2%
 International Business Machines Corp. ............................................    17,000    1,443,300
                                                                                               -----------
 TRANSPORTATION 2.4%
 Burlington Northern Santa Fe Corp. ...............................................    55,500    1,562,880
                                                                                               -----------
 TOTAL COMMON STOCKS (COST $60,208,555)                                                         56,959,753
                                                                                               -----------
 SHORT TERM INVESTMENT (COST $6,969,697) 10.8%
bFranklin Institutional Fiduciary Trust Money Market Portfolio .................... 6,969,697    6,969,697
                                                                                               -----------
 TOTAL INVESTMENTS (COST $67,178,252) 99.2% .......................................             63,929,450
 OTHER ASSETS, LESS LIABILITIES .8% ...............................................                517,165
                                                                                               -----------
 NET ASSETS 100.0% ................................................................            $64,446,615
                                                                                               -----------

a Non-income producing
b See Note 6 regarding investments in the Franklin Institutional Fiduciary
  Trust Money Market Portfolio.


                       See notes to financial statements.


44    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN MICROCAP VALUE FUND
                                               SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2003 ------------------------------------------------
                                                 (UNAUDITED)    2002      2001       2000      1999      1998
                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........       $24.09    $24.64    $18.88     $18.41    $20.27    $24.29
                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............         (.02)     (.01)      .11        .04      (.01)     (.02)
 Net realized and unrealized gains (losses) .          .82       .68      6.37       1.90      (.29)    (2.51)
                                               ----------------------------------------------------------------
Total from investment operations ............          .80       .67      6.48       1.94      (.30)    (2.53)
                                               ----------------------------------------------------------------
Less distributions from:
 Net investment income ......................           --      (.08)     (.09)        --        --      (.01)
 Net realized gains .........................        (1.44)    (1.14)     (.63)     (1.47)    (1.56)    (1.48)
                                               ----------------------------------------------------------------
Total distributions .........................        (1.44)    (1.22)     (.72)     (1.47)    (1.56)    (1.49)
                                               ----------------------------------------------------------------
Net asset value, end of period ..............       $23.45    $24.09    $24.64     $18.88    $18.41    $20.27
                                               ----------------------------------------------------------------
Total return b ..............................        3.25%     2.77%    35.80%     11.53%   (1.59)%  (10.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........     $208,360  $230,562  $268,969    $95,894  $115,999  $175,635
Ratios to average net assets:
 Expenses ...................................        1.24%c    1.18%     1.19%      1.38%     1.27%     1.21%
 Net investment income (loss) ...............       (.20)%c   (.02)%      .46%       .23%    (.05)%    (.11)%
Portfolio turnover rate .....................        2.34%    28.35%    23.62%      8.52%    14.12%    31.91%


a Based on average shares outstanding effective year ended October 31, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized


                       See notes to financial statements.


                                                         SEMIANNUAL REPORT  45

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)



   FRANKLIN MICROCAP VALUE FUND                                                        SHARES       VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS 96.6%
   COMMERCIAL SERVICES 3.1%
   Courier Corp. ..................................................................    104,200 $  5,095,380
a  RemedyTemp Inc., A .............................................................    128,000    1,497,600
                                                                                               ------------
                                                                                                  6,592,980
                                                                                               ------------
   COMMUNICATIONS 1.9%
   Atlantic Tele-Network Inc. .....................................................    230,000    3,919,200
                                                                                               ------------
   CONSUMER DURABLES 5.0%
   Allen Organ Co., B .............................................................     94,800    3,463,518
a  Baldwin Piano & Organ Co. ......................................................        100           --
a  Cavalier Homes Inc. ............................................................    750,000      900,000
a  Chromcraft Revington Inc. ......................................................    200,000    2,208,000
   Edelbrock Corp. ................................................................    121,880    1,267,552
   Flexsteel Industries Inc. ......................................................     60,000      829,200
a  National R.V. Holdings Inc. ....................................................    430,000    1,677,000
                                                                                               ------------
                                                                                                 10,345,270
                                                                                               ------------
   CONSUMER NON-DURABLES 14.5%
   Brown Shoe Co. Inc. ............................................................    165,000    4,822,950
b  Delta Apparel Inc. .............................................................    340,000    5,440,000
   DIMON Inc. .....................................................................    520,000    3,411,200
b  Haggar Corp. ...................................................................    490,700    5,103,280
a,bSeneca Foods Corp., A .........................................................     256,600    4,439,180
a  Seneca Foods Corp., B ..........................................................    121,500    2,138,400
   Standard Commercial Corp. ......................................................    305,000    4,883,050
                                                                                               ------------
                                                                                                 30,238,060
                                                                                               ------------
   CONSUMER SERVICES .7%
a  Garden Fresh Restaurant Corp. ..................................................    170,700    1,502,160
                                                                                               ------------
   DISTRIBUTION SERVICES .8%
a  GTSI Corp. .....................................................................    193,500    1,658,295
                                                                                               ------------
   ELECTRONIC TECHNOLOGY 2.8%
a,bECC International Corp. .......................................................     500,000    2,235,000
b  Espey Manufacturing & Electronics Corp. ........................................     78,000    1,404,000
a  Printronix Inc. ................................................................    100,000    1,003,000
a  Sparton Corp. ..................................................................    142,905    1,143,240
                                                                                               ------------
                                                                                                  5,785,240
                                                                                               ------------
   HEALTH SERVICES 1.1%
a  Healthcare Services Group Inc. .................................................    173,600    2,291,520
                                                                                               ------------
   HEALTH TECHNOLOGY 2.0%
a,bInvivo Corp. ..................................................................     280,000    4,284,000
                                                                                               ------------
   INDUSTRIAL SERVICES 6.8%
b  Ecology & Environment Inc., A ..................................................    247,000    2,068,625
a  Exponent Inc. ..................................................................    100,000    1,390,000
a,bLayne Christensen Co. .........................................................     595,000    4,432,750
a  Matrix Service Co. .............................................................    310,000    3,933,900



46   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



  FRANKLIN MICROCAP VALUE FUND                                                        SHARES       VALUE
-----------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INDUSTRIAL SERVICES (CONT.)
a  Petroleum Helicopters Inc. .....................................................     17,600 $    447,568
a  Petroleum Helicopters Inc., non-voting .........................................     78,000    1,942,200
                                                                                               ------------
                                                                                                 14,215,043
                                                                                               ------------
   NON-ENERGY MINERALS 3.0%
   Case Pomeroy & Co. Inc., A .....................................................        220      218,900
   Case Pomeroy & Co. Inc., cvt., B ...............................................        500      495,000
   Central Steel & Wire Co. .......................................................      3,145    1,289,450
b  Commonwealth Industries Inc. ...................................................    870,000    4,219,500
                                                                                               ------------
                                                                                                  6,222,850
                                                                                               ------------
   PROCESS INDUSTRIES 4.7%
a,bAmerican Pacific Corp. ........................................................     680,000    5,256,400
a  Griffin Land & Nurseries Inc. ..................................................    173,000    2,037,940
a  Mercer International Inc. (Switzerland) ........................................    545,400    2,508,840
                                                                                               ------------
                                                                                                  9,803,180
                                                                                               ------------
   PRODUCER MANUFACTURING 16.1%
a,bArt's-Way Manufacturing Co. Inc. ..............................................     134,500      488,907
   CIRCOR International Inc. ......................................................    244,000    3,989,400
a,bContinental Materials Corp. ...................................................      95,000    2,479,500
a,bGehl Co. ......................................................................     332,500    2,826,250
   Gibraltar Steel Corp. ..........................................................    238,000    4,117,400
b  Hardinge Inc. ..................................................................    700,000    4,697,000
a  Insteel Industries Inc. ........................................................    250,000      170,000
   Nam Tai Electronics Inc. .......................................................     40,000    1,084,000
a,bNashua Corp. ..................................................................     450,000    3,993,750
a  Northwest Pipe Co. .............................................................     70,000      749,700
a  Powell Industries Inc. .........................................................      8,000      111,600
a  Rofin-Sinar Technologies Inc. ..................................................    335,000    4,726,850
a  RTI International Metals Inc. ..................................................    146,900    1,483,690
   Smith Investment Co. ...........................................................     42,400    1,590,000
a  TransPro Inc. ..................................................................    308,600    1,080,100
                                                                                               ------------
                                                                                                 33,588,147
                                                                                               ------------
   PROPERTY-CASUALTY INSURANCE 7.6%
a,bACMAT Corp., A ................................................................     432,600    3,501,897
   Baldwin & Lyons Inc., B ........................................................    153,875    3,539,125
b  Merchants Group Inc. ...........................................................    200,000    4,070,000
   Penn-America Group Inc. ........................................................    320,000    3,331,200
   Safety Insurance Group Inc. ....................................................     95,000    1,325,250
                                                                                               ------------
                                                                                                 15,767,472
                                                                                               ------------
   REAL ESTATE DEVELOPMENT 1.9%
a  Bresler & Reiner Inc. ..........................................................     89,000    3,931,575
                                                                                               ------------
   RETAIL TRADE 6.8%
a,bDuckwall-ALCO Stores Inc. .....................................................     256,100    2,368,925
a  The Elder-Beerman Stores Corp. .................................................    520,000    1,508,000



                                                         SEMIANNUAL REPORT   47

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



  FRANKLIN MICROCAP VALUE FUND                                                        SHARES       VALUE
-----------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE (CONT.)
b  Fresh Brands Inc. .............................................................    264,000 $  3,564,000
a,bS&K Famous Brands Inc. ........................................................    280,000    2,903,600
a,bUnited Retail Group Inc. ......................................................    878,800    1,291,836
a,bVillage Super Market Inc., A ..................................................    110,675    2,558,806
                                                                                               ------------
                                                                                                 14,195,167
                                                                                               ------------
   SAVINGS BANKS 5.9%
   First Defiance Financial Corp. .................................................    247,000    4,848,610
   GA Financial Inc. ..............................................................    172,000    4,559,720
a  Wilshire Financial Services Group Inc. .........................................    736,500    2,817,113
                                                                                               ------------
                                                                                                 12,225,443
                                                                                               ------------
   TRANSPORTATION 8.7%
a,bAirnet System Inc. ............................................................     592,600    1,232,608
a  Crowley Maritime Corp. .........................................................      2,342    2,722,575
a,bInternational Shipholding Corp. ...............................................     522,700    4,521,355
a  OMI Corp. ......................................................................    840,000    4,074,000
   Providence & Worchester Railroad Co. ...........................................    205,000    1,383,750
a  Stelmar Shipping Ltd. (Greece) .................................................    275,000    4,171,750
                                                                                               ------------
                                                                                                 18,106,038
                                                                                               ------------
   UTILITIES 3.2%
   Central Vermont Public Service Corp. ...........................................     70,000    1,238,300
   Green Mountain Power Corp. .....................................................    203,000    4,242,700
   Maine Public Service Co. .......................................................     39,000    1,189,500
                                                                                               ------------
                                                                                                  6,670,500
                                                                                               ------------
   TOTAL COMMON STOCKS (COST $180,505,675) ........................................             201,342,140
                                                                                               ------------
   SHORT TERM INVESTMENT (COST $6,607,621) 3.2%
c  Franklin Institutional Fiduciary Trust Money Market Portfolio ..................  6,607,621    6,607,621
                                                                                               ------------

   TOTAL INVESTMENTS (COST $187,113,296) 99.8% ....................................             207,949,761
   OTHER ASSETS, LESS LIABILITIES .2% .............................................                 410,254
                                                                                               ------------
   NET ASSETS 100.0% ..............................................................            $208,360,015
                                                                                               ------------


a Non-income producing
b See Note 7 regarding holdings of 5% voting securities.
c See Note 6 regarding investments in the Franklin Institutional Fiduciary
  Trust Money Market Portfolio.


                       See notes to financial statements.


48    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN SMALL CAP VALUE FUND
                                                                        CLASS A
                                               ----------------------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2003  -----------------------------------------------
                                                 (UNAUDITED)    2002      2001       2000      1999      1998
                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........      $22.15    $22.49    $20.86     $17.30    $17.98    $24.68
                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............         .01       .02       .09        .03      (.04)     (.03)
 Net realized and unrealized gains (losses) ..         .73      (.33)     1.59       3.53      (.55)    (6.45)
                                               ----------------------------------------------------------------
Total from investment operations .............         .74      (.31)     1.68       3.56      (.59)    (6.48)
                                               ----------------------------------------------------------------
Less distributions from:
 Net investment income .......................          --        --      (.05)        --        --      (.01)
 Net realized gains ..........................          --        --        --         --      (.09)     (.21)
 Tax return of capital .......................          --      (.03)       --         --        --        --
                                               ----------------------------------------------------------------
Total distributions ..........................          --      (.03)     (.05)        --      (.09)     (.22)
                                               ----------------------------------------------------------------
Net asset value, end of period ...............      $22.89    $22.15    $22.49     $20.86    $17.30    $17.98
                                               ----------------------------------------------------------------
Total return b ...............................       3.34%   (1.41)%     8.06%     20.72%   (3.38)%  (26.48)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............    $150,665  $140,202   $95,029    $64,513   $65,898   $98,288
Ratios to average net assets:
 Expenses ....................................       1.41%c    1.37%     1.36%      1.58%     1.49%     1.32%
 Expenses excluding waiver and payments by affiliate 1.41%c    1.37%     1.36%      1.58%     1.49%     1.38%
 Net investment income (loss) ................        .07%c     .09%      .37%       .16%    (.23)%    (.16)%
Portfolio turnover rate ......................       5.79%    12.74%    43.33%     44.99%    41.21%    36.88%


a Based on average shares outstanding effective year ended October 31, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized


                                                          SEMIANNUAL REPORT  49

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)
                                                                             CLASS B
                                                         -------------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED OCTOBER 31,
                                                          APRIL 30, 2003 ---------------------------------------
                                                           (UNAUDITED)    2002       2001      2000      1999 D
                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $21.67      $22.13     $20.61    $17.21    $18.33
                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ......................         (.06)       (.14)      (.07)     (.09)     (.15)
 Net realized and unrealized gains (losses) ..........          .72        (.32)      1.59      3.49      (.97)
                                                         -------------------------------------------------------
Total from investment operations .....................          .66        (.46)      1.52      3.40     (1.12)
                                                         -------------------------------------------------------
Less distributions from net investment income ........           --          --         --c       --        --
                                                         -------------------------------------------------------
Net asset value, end of period .......................       $22.33      $21.67     $22.13    $20.61    $17.21
                                                         -------------------------------------------------------

Total return b .......................................        3.05%     (2.08)%      7.38%    19.97%   (6.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................      $34,249     $29,535    $11,220    $2,747    $1,293
Ratios to average net assets:
 Expenses ............................................        2.06%e      2.02%      2.02%     2.22%     2.12%e
 Net investment income (loss) ........................       (.58)%e     (.56)%     (.32)%    (.47)%    (.84)%e
Portfolio turnover rate ..............................        5.79%      12.74%     43.33%    44.99%    41.21%



a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c The fund made a dividend distribution of $.002 d For the year January 1, 1999 (effective date) to October 31, 1999.
e Annualized


50   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)
                                                                        CLASS C
                                               -----------------------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                                 APRIL 30, 2003 ------------------------------------------------
                                                  (UNAUDITED)    2002      2001       2000      1999      1998
                                               -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........       $21.46    $21.90    $20.40     $17.03    $17.82    $24.59
                                               -----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............         (.07)     (.13)     (.07)      (.09)     (.16)     (.13)
 Net realized and unrealized gains (losses) ..          .71      (.31)     1.57       3.46      (.54)    (6.43)
                                               -----------------------------------------------------------------
Total from investment operations .............          .64      (.44)     1.50       3.37      (.70)    (6.56)
                                               -----------------------------------------------------------------
Less distributions from net realized gains ...           --        --        --         --      (.09)     (.21)
                                               -----------------------------------------------------------------
Net asset value, end of period ...............       $22.10    $21.46    $21.90     $20.40    $17.03    $17.82
                                               -----------------------------------------------------------------
Total return b ...............................        2.98%   (2.01)%     7.35%     19.93%   (4.03)%  (26.93)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............      $85,329   $81,186   $51,313    $28,555   $30,133   $41,694
Ratios to average net assets:
 Expenses ....................................        2.08%c    1.99%     2.01%      2.24%     2.17%     1.97%
 Expenses excluding waiver and payments by affiliate  2.08%c    1.99%     2.01%      2.24%     2.17%     2.03%
 Net investment income (loss) ................       (.60)%c   (.53)%    (.29)%     (.51)%    (.91)%    (.81)%
Portfolio turnover rate ......................        5.79%    12.74%    43.33%     44.99%    41.21%    36.88%



a Based on average shares outstanding effective year ended October 31, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized


                                                          SEMIANNUAL REPORT   51

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)
                                                                       CLASS R
                                                         ------------------------------------
                                                          SIX MONTHS ENDED
                                                           APRIL 30, 2003    YEAR ENDED
                                                             (UNAUDITED)  OCTOBER 31, 2002 C
                                                         ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................          $22.14         $23.34
                                                         ------------------------------------
Income from investment operations:
 Net investment income (loss) a ......................            (.01)          (.04)
 Net realized and unrealized gains (losses) ..........             .73          (1.16)
                                                         ------------------------------------
Total from investment operations .....................             .72          (1.20)
                                                         ------------------------------------
Net asset value, end of period .......................          $22.86         $22.14
                                                         ------------------------------------

Total return b .......................................           3.25%        (5.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................          $3,472         $1,097
Ratios to average net assets:
 Expenses ............................................           1.56%d         1.52%d
 Net investment income (loss) ........................          (.08)%d        (.06)%d
Portfolio turnover rate ..............................           5.79%         12.74%


a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period August 1, 2002 (effective date) to October 31, 2002.
d Annualized


52   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)
                                                                     ADVISOR CLASS
                                               -----------------------------------------------------------------
                                               SIX MONTHS ENDED                YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2003  ------------------------------------------------
                                                  (UNAUDITED)    2002      2001       2000      1999      1998
                                               -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........      $22.53      $22.82    $21.13     $17.46    $18.07    $24.72
                                               -----------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................         .05         .10       .17        .09       .01       .04
 Net realized and unrealized gains (losses) ..         .75        (.34)     1.62       3.58      (.53)    (6.45)
                                               -----------------------------------------------------------------
Total from investment operations .............         .80        (.24)     1.79       3.67      (.52)    (6.41)
                                               -----------------------------------------------------------------
Less distributions from:
 Net investment income .......................          --          --      (.10)        --        --      (.03)
 Net realized gains ..........................          --          --        --         --      (.09)     (.21)
 Tax return of capital .......................          --        (.05)       --         --        --        --
                                               -----------------------------------------------------------------
Total distributions ..........................          --        (.05)     (.10)        --      (.09)     (.24)
                                               -----------------------------------------------------------------
Net asset value, end of period ...............      $23.33      $22.53    $22.82     $21.13    $17.46    $18.07
                                               -----------------------------------------------------------------

Total return b ...............................       3.55%     (1.07)%     8.43%     21.16%   (2.97)%  (26.18)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............      $9,412      $9,586    $4,622     $3,848    $2,941    $4,739
Ratios to average net assets:
 Expenses ....................................       1.06%c      1.02%     1.02%      1.24%     1.17%      .97%
 Expenses excluding waiver and payments by affiliate 1.06%c      1.02%     1.02%      1.24%     1.17%     1.03%
 Net investment income .......................        .42%c       .44%      .70%       .49%      .09%      .19%
Portfolio turnover rate ......................       5.79%      12.74%    43.33%     44.99%    41.21%    36.88%


a Based on average shares outstanding effective year ended October 31, 1999. b Total return is not annualized for periods less than one year.
c Annualized


                       See notes to financial statements.


                                                          SEMIANNUAL REPORT   53

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED)



 FRANKLIN SMALL CAP VALUE FUND                                                         SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
 CLOSED END MUTUAL FUNDS 1.3%
 High Income Opportunity Fund ....................................................    206,000 $  1,458,480
 High Yield Income Fund Inc. .....................................................    116,800      680,944
 Managed High Income Portfolio Inc. ..............................................    210,000    1,499,400
                                                                                              ------------
 TOTAL CLOSED END MUTUAL FUNDS (COST $4,586,854) .................................               3,638,824
                                                                                              ------------
 COMMON STOCKS 95.7%
 COMMERCIAL SERVICES .4%
 ABM Industries Inc. .............................................................     90,000    1,246,500
                                                                                              ------------
 CONSUMER DURABLES 8.3%
 Action Performance Cos. Inc. ....................................................    155,000    2,865,950
 Briggs & Stratton Corp. .........................................................     77,000    3,475,780
 Clayton Homes Inc. ..............................................................    233,900    2,902,699
 D.R. Horton Inc. ................................................................     37,500      888,750
 La-Z-Boy Inc. ...................................................................    140,000    2,734,200
 M/I Schottenstein Homes Inc. ....................................................     17,000      580,720
aMonaco Coach Corp. ..............................................................    251,000    3,393,520
 Russ Berrie & Co. Inc. ..........................................................    200,000    6,576,000
                                                                                              ------------
                                                                                                23,417,619
                                                                                              ------------
 CONSUMER NON-DURABLES 5.7%
 Brown Shoe Co. Inc. .............................................................    180,200    5,267,246
 Oshkosh B'Gosh Inc., A ..........................................................      3,700      112,406
 Standard Commercial Corp. .......................................................    129,000    2,065,290
aTimberland Co., A ...............................................................    107,000    5,348,930
aTommy Hilfiger Corp. ............................................................    319,400    2,625,468
 Wolverine World Wide Inc. .......................................................     44,500      820,580
                                                                                              ------------
                                                                                                16,239,920
                                                                                              ------------
 CONSUMER SERVICES 2.2%
aAztar Corp. .....................................................................    290,000    4,129,600
 Intrawest Corp. (Canada) ........................................................    185,000    2,157,100
                                                                                              ------------
                                                                                                 6,286,700
                                                                                              ------------
 ELECTRONIC TECHNOLOGY 5.2%
aAvocent Corp. ...................................................................    235,000    6,960,700
 Cohu Inc. .......................................................................    136,000    2,449,360
 Diebold Inc. ....................................................................    127,000    5,077,460
aSPACEHAB Inc. ...................................................................    123,000      132,348
                                                                                              ------------
                                                                                                14,619,868
                                                                                              ------------
 ENERGY MINERALS 8.2%
 Arch Coal Inc. ..................................................................    250,000    4,520,000
 Consol Energy Inc. ..............................................................    310,000    5,332,000
 Holly Corp. .....................................................................     45,000    1,282,050
aNuevo Energy Co. ................................................................    249,400    3,341,960
 Peabody Energy Corp. ............................................................    210,000    5,901,000
aPioneer Natural Resources Co. ...................................................    115,000    2,750,800
                                                                                              ------------
                                                                                                23,127,810
                                                                                              ------------


54    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



 FRANKLIN SMALL CAP VALUE FUND                                                         SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 FINANCE 4.7%
 Arthur J. Gallagher & Co. .......................................................    130,000 $  3,248,700
 Hancock Holding Co. .............................................................     55,500    2,511,375
 Harleysville Group Inc. .........................................................    117,000    2,761,200
 RLI Corp. .......................................................................    162,100    4,790,055
                                                                                              ------------
                                                                                                13,311,330
                                                                                              ------------
 FINANCIAL CONGLOMERATES 5.8%
 American National Insurance Co. .................................................     46,000    3,680,000
 1st Source Corp. ................................................................     63,500      841,375
 First Indiana Corp. .............................................................     36,500      608,820
 IPC Holdings Ltd. (Bermuda) .....................................................    115,000    3,950,250
 Peoples Bancorp Inc. ............................................................     99,000    2,281,950
 Presidential Life Corp. .........................................................    330,000    2,666,400
 StanCorp Financial Group Inc. ...................................................     45,000    2,416,500
                                                                                              ------------
                                                                                                16,445,295
                                                                                              ------------
 HEALTH TECHNOLOGY 1.3%
 ICN Pharmaceuticals Inc. ........................................................    125,000    1,093,750
 West Pharmaceutical Services Inc. ...............................................    109,000    2,599,650
                                                                                              ------------
                                                                                                 3,693,400
                                                                                              ------------
 INDUSTRIAL SERVICES 6.3%
aAtwood Oceanics Inc. ............................................................     88,000    2,292,400
 ENSCO International Inc. ........................................................     87,000    2,209,800
aGlobal Industries Ltd. ..........................................................    565,000    2,508,600
 GlobalSantaFe Corp. .............................................................     62,000    1,311,920
aOffshore Logistics Inc. .........................................................    147,000    2,793,000
aOil States International Inc. ...................................................    258,000    2,936,040
 Rowan Cos. Inc. .................................................................    143,000    2,931,500
aTransocean Inc. .................................................................     44,500      847,725
                                                                                              ------------
                                                                                                17,830,985
                                                                                              ------------
 NON-ENERGY MINERALS 2.5%
 Reliance Steel & Aluminum Co. ...................................................    234,500    3,986,500
 United States Steel Corp. .......................................................    225,000    3,222,000
                                                                                              ------------
                                                                                                 7,208,500
                                                                                              ------------
 PROCESS INDUSTRIES 7.6%
 AptarGroup Inc. .................................................................    126,000    4,336,920
 Bunge Ltd. ......................................................................    203,000    5,686,030
 Cabot Corp. .....................................................................     59,000    1,644,330
 Myers Industries Inc. ...........................................................    268,000    2,690,720
 Olin Corp. ......................................................................    187,000    3,388,440
 RPM International Inc. ..........................................................    310,000    3,831,600
                                                                                              ------------
                                                                                                21,578,040
                                                                                              ------------


                                                          SEMIANNUAL REPORT   55

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



 FRANKLIN SMALL CAP VALUE FUND                                                         SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 PRODUCER MANUFACTURING 20.6%
 American Woodmark Corp. .........................................................      6,400 $    306,880
aCable Design Technologies Corp. .................................................    242,100    1,672,911
 Carlisle Cos. Inc. ..............................................................     32,000    1,451,520
 CIRCOR International Inc. .......................................................    162,000    2,648,700
 CNH Global NV (Netherlands) .....................................................    174,000    1,519,020
aGenlyte Group Inc. ..............................................................     71,000    2,678,120
 Graco Inc. ......................................................................    180,600    5,544,420
 JLG Industries Inc. .............................................................    237,400    1,291,456
 Lancaster Colony Corp. ..........................................................     60,000    2,563,800
aLone Star Technologies Inc. .....................................................    203,000    4,309,690
aMettler-Toledo International Inc. (Switzerland) .................................    165,000    5,857,500
aMueller Industries Inc. .........................................................    105,000    2,682,750
aPowell Industries Inc. ..........................................................     88,000    1,227,600
 Roper Industries Inc. ...........................................................    136,000    4,160,240
 Stewart & Stevenson Services Inc. ...............................................    225,000    3,017,250
 Superior Industries International Inc. ..........................................     89,000    3,520,840
 Teleflex Inc. ...................................................................     70,000    2,687,300
 Thomas Industries Inc. ..........................................................     80,000    2,152,000
 Timken Co. ......................................................................     69,600    1,231,920
aTower Automotive Inc. ...........................................................    165,800      464,240
 Watts Industries Inc., A ........................................................    150,000    2,452,500
 York International Corp. ........................................................    200,000    4,780,000
                                                                                              ------------
                                                                                                58,220,657
                                                                                              ------------
 RETAIL TRADE 4.9%
aAmerican Eagle Outfitters Inc. ..................................................    170,000    2,975,000
 Dillards Inc., A ................................................................    160,000    2,236,800
 Fresh Brands Inc. ...............................................................     63,500      857,250
aLinens `n Things Inc. ...........................................................    165,000    3,496,350
aThe Men's Wearhouse Inc. ........................................................    180,000    2,997,000
aWest Marine Inc. ................................................................     30,100      491,834
aZale Corp. ......................................................................     23,100      807,114
                                                                                              ------------
                                                                                                13,861,348
                                                                                              ------------
 TECHNOLOGY SERVICES 2.0%
aNetIQ Corp. .....................................................................    182,500    2,514,850
 Reynolds & Reynolds Co., A ......................................................    105,000    3,025,050
                                                                                              ------------
                                                                                                 5,539,900
                                                                                              ------------





56   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (UNAUDITED) (CONT.)



 FRANKLIN SMALL CAP VALUE FUND                                                         SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 TRANSPORTATION 9.5%
 Airborne Inc. ...................................................................    125,000 $  2,482,500
aAtlantic Coast Airlines Holdings Inc. ...........................................    342,500    2,859,875
aDollar Thrifty Automotive Group Inc. ............................................    140,000    2,297,400
aMidwest Express Holdings Inc. ...................................................    340,000      992,800
aOMI Corp. .......................................................................    880,000    4,268,000
 Overseas Shipholding Group Inc. .................................................    147,000    2,765,070
 SkyWest Inc. ....................................................................    275,000    3,517,250
 Teekay Shipping Corp. (Bahamas) .................................................    138,700    5,263,665
 Tidewater Inc. ..................................................................     95,000    2,555,500
                                                                                              ------------
                                                                                                27,002,060
                                                                                              ------------
 UTILITIES .5%
aSierra Pacific Resources ........................................................    365,000    1,346,850
                                                                                              ------------
 TOTAL COMMON STOCKS (COST $290,883,490) .........................................             270,976,782
                                                                                              ------------



                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                    ---------
 CORPORATE BOND (COST $301,273)
bHechinger Co., 6.95%, 10/15/03 ..................................................  $ 500,000       12,500
                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $295,771,617) .................................             274,628,106
                                                                                              ------------



                                                                                     SHARES
                                                                                    ---------
 SHORT TERM INVESTMENT (COST $8,040,582) 2.8%
cFranklin Institutional Fiduciary Trust Money Market Portfolio ...................  8,040,582    8,040,582
                                                                                              ------------
 TOTAL INVESTMENTS (COST $303,812,199) 99.8% .....................................             282,668,688
 OTHER ASSETS, LESS LIABILITIES .2% ..............................................                 456,904
                                                                                              ------------
 NET ASSETS 100.0% ...............................................................            $283,125,592
                                                                                              ------------


a Non-income producing
b The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
c See Note 6 regarding investments in the Franklin Institutional Fiduciary
  Trust Money Market Portfolio.

                       See notes to financial statements.


                                                         SEMIANNUAL REPORT   57

RANKLIN VALUE INVESTORS TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)


                                                    FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN
                                                  BALANCE SHEET    LARGE CAP      MICROCAP      SMALL CAP
                                                 INVESTMENT FUND   VALUE FUND    VALUE FUND    VALUE FUND
                                                -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............   $1,721,108,858   $67,178,252   $106,298,815  $303,812,199
  Cost - Non-controlled affiliated issuers ..      185,204,141            --     80,814,481            --
                                                -----------------------------------------------------------
  Value - Unaffiliated issuers ..............    1,857,123,057    63,929,450    128,568,592   282,668,688
  Value - Non-controlled affiliated issuers .      184,694,592            --     79,381,169            --
 Repurchase agreements, at value and cost ...      651,591,613            --             --            --
 Receivables:
  Investment securities sold ................        2,491,444       265,345        873,233       546,070
  Capital shares sold .......................        4,014,629       401,322        116,628       943,098
  Dividends and interest ....................          941,229        73,375         15,400        86,979
 Other assets ...............................           85,600            --         56,500            --
                                                -----------------------------------------------------------
      Total assets ..........................    2,700,942,164    64,669,492    209,011,522   284,244,835
                                                -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........        8,794,569            --             --       214,707
  Capital shares redeemed ...................        7,104,106        97,654        377,707       458,125
  Affiliates ................................        2,040,824        92,914        199,986       400,174
  Shareholders ..............................          166,703        27,474         36,715        45,247
  Unaffiliated transfer agent fees ..........          482,284            --         18,147            --
 Other liabilities ..........................           81,134         4,835         18,952           990
                                                -----------------------------------------------------------
      Total liabilities .....................       18,669,620       222,877        651,507     1,119,243
                                                -----------------------------------------------------------
       Net assets, at value .................   $2,682,272,544   $64,446,615   $208,360,015  $283,125,592
                                                -----------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........   $   (2,050,084)  $    51,335   $   (177,734) $   (276,949)
 Net unrealized appreciation (depreciation) .      135,504,650    (3,248,802)    20,836,465   (21,143,511)
 Accumulated net realized gain (loss) .......       (4,397,728)   (2,647,222)       425,647   (26,305,926)
 Capital shares .............................    2,553,215,706    70,291,304    187,275,637   330,851,978
                                                -----------------------------------------------------------
       Net assets, at value .................   $2,682,272,544   $64,446,615   $208,360,015  $283,125,592
                                                -----------------------------------------------------------


                       See notes to financial statements.


58    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003 (UNAUDITED)


                                                    FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN
                                                  BALANCE SHEET    LARGE CAP      MICROCAP      SMALL CAP
                                                 INVESTMENT FUND   VALUE FUND    VALUE FUND    VALUE FUND
                                                 ----------------------------------------------------------
CLASS A:
 Net assets, at value .........................   $2,457,402,505   $36,985,605   $208,360,015  $150,664,774
                                                 ----------------------------------------------------------
 Shares outstanding ...........................       65,718,442     3,421,598      8,887,173     6,581,988
                                                 ----------------------------------------------------------
 Net asset value per share a ..................           $37.39        $10.81         $23.45        $22.89
                                                 ----------------------------------------------------------
 Maximum offering price per share
 (net asset value per share (DIVIDE) 94.25%) ..           $39.67        $11.47         $24.88        $24.29
                                                 ----------------------------------------------------------

CLASS B:
 Net assets, at value .........................   $   87,709,789   $ 5,792,808             --  $ 34,249,004
                                                 ----------------------------------------------------------
 Shares outstanding ...........................        2,362,957       538,973             --     1,533,942
                                                 ----------------------------------------------------------
 Net asset value and maximum offering price
  per share a .................................           $37.12        $10.75             --        $22.33
                                                 ----------------------------------------------------------

CLASS C:
 Net assets, at value .........................   $  111,024,914   $21,376,324             --  $ 85,328,665
                                                 ----------------------------------------------------------
 Shares outstanding ...........................        2,988,048     1,990,041             --     3,860,845
                                                 ----------------------------------------------------------
 Net asset value per share a ..................           $37.16        $10.74             --        $22.10
                                                 ----------------------------------------------------------
 Maximum offering price per share
 (net asset value per share (DIVIDE) 99%) .....           $37.54        $10.85             --        $22.32
                                                 ----------------------------------------------------------

CLASS R:
 Net assets, at value .........................   $    9,130,705   $   291,878             --  $  3,471,563
                                                 ----------------------------------------------------------
 Shares outstanding ...........................          244,769        27,086             --       151,882
                                                 ----------------------------------------------------------
 Net asset value and maximum offering price
  per share a .................................           $37.30        $10.78             --        $22.86
                                                 ----------------------------------------------------------

ADVISOR CLASS:
 Net assets, at value .........................   $   17,004,631            --             --  $  9,411,586
                                                 ----------------------------------------------------------
 Shares outstanding ...........................          454,608            --             --       403,467
                                                 ----------------------------------------------------------
 Net asset value and maximum offering price
  per share ...................................           $37.41            --             --        $23.33
                                                 ----------------------------------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.


                                                          SEMIANNUAL REPORT   59

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

                                                         FRANKLIN      FRANKLIN     FRANKLIN     FRANKLIN
                                                       BALANCE SHEET  LARGE CAP     MICROCAP     SMALL CAP
                                                      INVESTMENT FUND VALUE FUND   VALUE FUND   VALUE FUND
                                                      ----------------------------------------------------
Investment income:
 Dividends
  Unaffiliated issuers ..............................  $14,018,337   $  605,230   $  805,592  $ 1,957,136
  Non-controlled affiliated issuers (Note 7) ........    1,091,024           --      419,993           --
 Interest ...........................................    3,999,766           --           --       25,267
                                                       ---------------------------------------------------
      Total investment income .......................   19,109,127      605,230    1,225,585    1,982,403
                                                       ---------------------------------------------------
Expenses:
 Management fees (Note 3) ...........................    5,633,931      150,469      833,068      992,716
 Administrative fees (Note 3) .......................           --       58,580           --           --
 Distribution fees (Note 3)
  Class A ...........................................    2,928,160       59,914      282,887      250,745
  Class B ...........................................      431,630       26,315           --      156,189
  Class C ...........................................      554,006       97,383           --      428,573
  Class R ...........................................       20,922          398           --        6,221
 Transfer agent fees (Note 3) .......................    2,950,974       53,920      224,063      338,112
 Custodian fees .....................................       14,690          263        1,270        1,213
 Reports to shareholders ............................       67,837        6,989       17,278       16,201
 Registration and filing fees .......................      188,674       30,151       16,167       44,226
 Professional fees ..................................       43,350        9,343       16,976       15,365
 Trustees' fees and expenses ........................       60,119          373        7,378        6,163
 Other ..............................................       30,296        1,369        4,232        3,628
                                                       ---------------------------------------------------
      Total expenses ................................   12,924,589      495,467    1,403,319    2,259,352
                                                       ---------------------------------------------------
       Net investment income (loss) .................    6,184,538      109,763     (177,734)    (276,949)
                                                       ---------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers .............................   (4,433,838)  (1,021,530)     833,205   (4,057,565)
   Non-controlled affiliated issuers (Note 7) .......   (8,297,745)          --     (183,365)          --
   Closed end funds distributions ...................    2,377,174           --           --           --
  Foreign currency transactions .....................        2,351           --           --           --
                                                       ---------------------------------------------------
       Net realized gain (loss) .....................  (10,352,058)  (1,021,530)     649,840   (4,057,565)
 Net unrealized appreciation (depreciation)
   on investments ...................................   65,154,584    3,007,989    6,926,739   12,468,452
                                                       ---------------------------------------------------
Net realized and unrealized gain (loss) .............   54,802,526    1,986,459    7,576,579    8,410,887
                                                       ---------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ...................................  $60,987,064   $2,096,222   $7,398,845  $ 8,133,938
                                                       ---------------------------------------------------


                       See notes to financial statements.


60   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

                                        FRANKLIN BALANCE SHEET INVESTMENT FUND  FRANKLIN LARGE CAP VALUE FUND
                                        ----------------------------------------------------------------------
                                               SIX MONTHS         YEAR           SIX MONTHS        YEAR
                                                  ENDED           ENDED             ENDED          ENDED
                                             APRIL 30, 2003 OCTOBER 31, 2002   APRIL 30, 2003 OCTOBER 31, 2002
                                        -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........   $   6,184,538   $  13,972,003       $  109,763     $  204,126
  Net realized gain (loss) from investments
   and foreign currency transactions .....     (10,352,058)     30,145,934       (1,021,530)    (1,617,513)
  Net unrealized appreciation (depreciation)
   on investments ........................      65,154,584    (117,728,341)       3,007,989     (5,833,769)
                                             --------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .........      60,987,064     (73,610,404)       2,096,222     (7,247,156)
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................     (15,859,667)     (7,078,917)        (219,664)      (155,176)
   Class B ...............................         (12,389)        (69,151)          (2,700)        (5,806)
   Class C ...............................            (224)        (89,632)         (25,501)       (15,081)
   Class R ...............................         (48,332)         (1,483)            (609)            --
   Advisor Class .........................        (136,670)         (6,612)              --             --
  Net realized gains:
   Class A ...............................     (16,010,960)    (49,569,027)              --       (210,973)
   Class B ...............................        (608,470)       (920,168)              --        (30,457)
   Class C ...............................        (796,029)     (1,266,468)              --       (101,418)
   Class R ...............................         (60,002)             --               --             --
   Advisor Class .........................        (104,241)        (28,156)              --             --
                                             --------------------------------------------------------------
 Total distributions to shareholders .....     (33,636,984)    (59,029,614)        (248,474)      (518,911)


                       See notes to financial statements.


                                                          SEMIANNUAL REPORT   61

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

                                        FRANKLIN BALANCE SHEET INVESTMENT FUND  FRANKLIN LARGE CAP VALUE FUND
                                        -----------------------------------------------------------------------
                                               SIX MONTHS         YEAR           SIX MONTHS        YEAR
                                                  ENDED           ENDED             ENDED          ENDED
                                             APRIL 30, 2003 OCTOBER 31, 2002   APRIL 30, 2003 OCTOBER 31, 2002
                                        -----------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ...............................  $   98,729,886  $  951,100,027      $ 3,141,317   $13,864,084
   Class B ...............................      (2,538,920)     77,220,210          638,029     2,375,667
   Class C ...............................      (8,458,985)    100,100,704        3,011,135     9,621,016
   Class R ...............................       1,287,486       8,671,892          204,602        65,313
   Advisor Class .........................       1,633,260      16,885,865               --            --
                                            --------------------------------------------------------------
 Total capital share transactions ........      90,652,727   1,153,978,698        6,995,083    25,926,080
Net increase (decrease) in net assets ....     118,002,807   1,021,338,680        8,842,831    18,160,013
Net assets:
 Beginning of period .....................   2,564,269,737   1,542,931,057       55,603,784    37,443,771
                                            --------------------------------------------------------------
 End of period ...........................  $2,682,272,544  $2,564,269,737      $64,446,615   $55,603,784
                                            --------------------------------------------------------------
Undistributed net investment income included
 in net assets:
  End of period ..........................  $   (2,050,084) $    7,822,660      $    51,335   $   190,046
                                            --------------------------------------------------------------


                       See notes to financial statements.


62    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2002

                                             FRANKLIN MICROCAP VALUE FUND      FRANKLIN SMALL CAP VALUE FUND
                                             -----------------------------------------------------------------
                                               SIX MONTHS        YEAR           SIX MONTHS         YEAR
                                                  ENDED          ENDED             ENDED           ENDED
                                             APRIL 30, 2003 OCTOBER 31, 2002   APRIL 30, 2003 OCTOBER 31, 2002
                                             -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........   $   (177,734)  $    (60,578)      $   (276,949) $   (355,176)
  Net realized gain (loss) from investments       649,840     17,438,766         (4,057,565)   (2,418,283)
  Net unrealized appreciation (depreciation)
   on investments ........................      6,926,739     (8,779,224)        12,468,452   (23,073,577)
                                             -----------------------------------------------------------------
    Net increase (decrease) in net assets
     resulting from operations ...........      7,398,845      8,598,964          8,133,938   (25,847,036)
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................             --       (861,539)                --            --
 Net realized gains:
   Class A ...............................    (13,669,357)   (11,780,291)                --            --
 Tax return of capital:
   Class A ...............................             --             --                 --      (116,877)
   Advisor Class .........................             --             --                 --       (11,812)
                                             -----------------------------------------------------------------
 Total distributions to shareholders .....    (13,669,357)   (12,641,830)                --      (128,689)
 Capital share transactions: (Note 2)
   Class A ...............................    (15,931,972)   (34,363,479)         5,981,712    58,390,038
   Class B ...............................             --             --          3,783,898    22,495,635
   Class C ...............................             --             --          1,895,006    37,439,975
   Class R ...............................             --             --          2,295,224     1,104,926
   Advisor Class .........................             --             --           (569,581)    5,965,488
                                             -----------------------------------------------------------------
 Total capital share transactions ........    (15,931,972)   (34,363,479)        13,386,259   125,396,062
     Net increase (decrease) in net assets    (22,202,484)   (38,406,345)        21,520,197    99,420,337
Net assets:
 Beginning of period .....................    230,562,499    268,968,844        261,605,395   162,185,058
                                             -----------------------------------------------------------------
 End of period ...........................   $208,360,015   $230,562,499       $283,125,592  $261,605,395
                                             -----------------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of period ..........................   $   (177,734)  $         --       $   (276,949) $         --
                                             -----------------------------------------------------------------

                       See notes to financial statements.



                                                          SEMIANNUAL REPORT   63

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except the Franklin Large Cap Value Fund. The Funds' investment objectives are growth and income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the last quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2003, all repurchase agreements had been entered into on that date.





64   SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                            CLASS A, CLASS B, CLASS C, CLASS R
CLASS A                              CLASS A, CLASS B, CLASS C, & CLASS R   & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund         Franklin Large Cap Value Fund          Franklin Balance Sheet Investment Fund
                                                                            Franklin Small Cap Value Fund




                                                           SEMIANNUAL REPORT  65

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)




At April 30, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                          FRANKLIN BALANCE            FRANKLIN LARGE CAP
                                                        SHEET INVESTMENT FUND             VALUE FUND
                                                    ----------------------------------------------------------
                                                        SHARES       AMOUNT           SHARES      AMOUNT
                                                    ----------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2003
 Shares sold .....................................   10,372,503  $  379,291,481         785,588   $ 8,303,467
 Shares issued in reinvestment of distributions ..      778,906      28,920,770          17,273       182,921
 Shares redeemed .................................   (8,489,563)   (309,482,365)       (514,280)   (5,345,071)
                                                    ----------------------------------------------------------
 Net increase (decrease) .........................    2,661,846  $   98,729,886         288,581   $ 3,141,317
                                                    ----------------------------------------------------------
Year ended October 31, 2002
 Shares sold .....................................   38,685,312  $1,575,410,983       2,184,193   $25,756,549
 Shares issued in reinvestment of distributions ..    1,327,957      51,840,208          24,451       293,655
 Shares redeemed .................................  (17,038,659)   (676,151,164)     (1,094,478)  (12,186,120)
                                                    ----------------------------------------------------------
 Net increase (decrease) .........................   22,974,610  $  951,100,027       1,114,166   $13,864,084
                                                    ----------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2003
 Shares sold .....................................       74,172  $    2,694,220         142,817   $ 1,489,136
 Shares issued in reinvestment of distributions ..       15,648         578,344             210         2,213
 Shares redeemed .................................     (162,466)     (5,811,484)        (82,932)     (853,320)
                                                    ----------------------------------------------------------
 Net increase (decrease) .........................      (72,646) $   (2,538,920)         60,095   $   638,029
                                                    ----------------------------------------------------------
Year ended October 31, 2002
 Shares sold .....................................    2,107,279  $   86,324,468         289,903   $ 3,414,959
 Shares issued in reinvestment of distributions ..       23,278         903,754           2,310        27,646
 Shares redeemed .................................     (261,449)    (10,008,012)        (94,061)   (1,066,938)
                                                    ----------------------------------------------------------
 Net increase (decrease) .........................    1,869,108  $   77,220,210         198,152   $ 2,375,667
                                                    ----------------------------------------------------------
CLASS C SHARES:
Six months ended April 30, 2003
 Shares sold .....................................      115,112  $    4,180,405         619,025   $ 6,467,146
 Shares issued in reinvestment of distribution ...       19,810         732,949           2,084        21,989
 Shares redeemed .................................     (370,667)    (13,372,339)       (337,583)   (3,478,000)
                                                    ----------------------------------------------------------
 Net increase (decrease) .........................     (235,745) $   (8,458,985)        283,526   $ 3,011,135
                                                    ----------------------------------------------------------
Year ended October 31, 2002
 Shares sold .....................................    2,832,198  $  116,149,306       1,170,025   $13,799,522
 Shares issued in reinvestment of distributions ..       32,442       1,260,427           8,984       107,535
 Shares redeemed .................................     (448,136)    (17,309,029)       (392,477)   (4,286,041)
                                                    ----------------------------------------------------------
 Net increase (decrease) .........................    2,416,504  $  100,100,704         786,532   $ 9,621,016
                                                    ----------------------------------------------------------






66    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                          FRANKLIN BALANCE            FRANKLIN LARGE CAP
                                                        SHEET INVESTMENT FUND             VALUE FUND
                                                       ---------------------------------------------------
                                                        SHARES       AMOUNT           SHARES      AMOUNT
                                                       ---------------------------------------------------
CLASS R SHARES:
Six months ended April 30, 2003
 Shares sold ........................................    72,037   $ 2,646,108          32,824   $ 330,665
 Shares issued in reinvestment of distributions .....     2,908       107,759              50         521
 Shares redeemed ....................................   (40,194)   (1,466,381)        (12,023)   (126,584)
                                                       ---------------------------------------------------
 Net increase (decrease) ............................    34,751   $ 1,287,486          20,851   $ 204,602
                                                       ---------------------------------------------------
Year ended October 31, 2002 a
 Shares sold ........................................   259,417   $10,603,936           6,235   $  65,313
 Shares issued in reinvestment of distributions .....        35         1,469              --          --
 Shares redeemed ....................................   (49,434)   (1,933,513)             --          --
                                                       ---------------------------------------------------
 Net increase (decrease) ............................   210,018   $ 8,671,892           6,235   $  65,313
                                                       ---------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2003
 Shares sold ........................................    82,290   $ 2,989,580
 Shares issued in reinvestment of distributions .....     3,674       136,339
 Shares redeemed ....................................   (41,297)   (1,492,659)
                                                       -----------------------
 Net increase (decrease) ............................    44,667   $ 1,633,260
                                                       -----------------------
Year ended October 31, 2002
 Shares sold ........................................   435,466   $18,532,784
 Shares issued in reinvestment of distributions .....       859        33,612
 Shares redeemed ....................................   (41,732)   (1,680,531)
                                                       -----------------------
 Net increase (decrease) ............................   394,593   $16,885,865
                                                       -----------------------


                                                         FRANKLIN MICROCAP            FRANKLIN SMALL CAP
                                                             VALUE FUND                   VALUE FUND
                                                     -----------------------------------------------------
                                                         SHARES         AMOUNT         SHARES       AMOUNT
                                                     -----------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2003
 Shares sold ........................................   661,855  $  15,879,969      1,428,334  $31,800,107
 Shares issued in reinvestment of distributions .....   520,400     12,317,862             --           --
 Shares redeemed ....................................(1,866,227)   (44,129,803)    (1,175,594) (25,818,395)
                                                     ------------------------------------------------------
 Net increase (decrease) ............................  (683,972) $ (15,931,972)       252,740  $ 5,981,712
                                                     ------------------------------------------------------
Year ended October 31, 2002
 Shares sold ........................................ 4,231,090  $ 107,810,709      5,083,372  $132,849,233
 Shares issued in reinvestment of distributions .....   458,924     10,927,121          4,092       103,439
 Shares redeemed ....................................(6,033,298)  (153,101,309)    (2,984,302)  (74,562,634)
                                                     ------------------------------------------------------
 Net increase (decrease) ............................(1,343,284) $ (34,363,479)     2,103,162  $ 58,390,038
                                                     ------------------------------------------------------


a For the Franklin Balance Sheet Investment Fund and the Franklin Large Cap Value
  Fund, for the period January 1, 2002 (effective date) to October 31, 2002, and August 1, 2002 (effective date) to October 31, 2002, respectively.


                                                           SEMIANNUAL REPORT  67

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              FRANKLIN SMALL CAP
                                                                  VALUE FUND
                                                          --------------------------
                                                              SHARES         AMOUNT
                                                          --------------------------
CLASS B SHARES:
Six months ended April 30, 2003
 Shares sold ...........................................     330,953   $  7,161,849
 Shares redeemed .......................................    (159,661)    (3,377,951)
                                                          --------------------------
 Net increase (decrease) ...............................     171,292   $  3,783,898
                                                          --------------------------
Year ended October 31, 2002
 Shares sold ...........................................   1,175,097   $ 30,003,089
 Shares redeemed .......................................    (319,533)    (7,507,454)
                                                          --------------------------
 Net increase (decrease) ...............................     855,564   $ 22,495,635
                                                          --------------------------
CLASS C SHARES:
Six months ended April 30, 2003
 Shares sold ...........................................     654,441   $ 14,091,151
 Shares redeemed .......................................    (576,495)   (12,196,145)
                                                          --------------------------
 Net increase (decrease) ...............................      77,946   $  1,895,006
                                                          --------------------------
Year ended October 31, 2002
 Shares sold ...........................................   2,449,061   $ 61,628,044
 Shares redeemed .......................................  (1,009,398)   (24,188,069)
                                                          --------------------------
 Net increase (decrease) ...............................   1,439,663   $ 37,439,975
                                                          --------------------------
CLASS R SHARES:
Six months ended April 30, 2003
 Shares sold ...........................................     118,183   $  2,638,004
 Shares redeemed .......................................     (15,844)      (342,780)
                                                          --------------------------
 Net increase (decrease) ...............................     102,339   $  2,295,224
                                                          --------------------------
Year ended October 31, 2002 b
 Shares sold ...........................................      49,629   $  1,106,802
 Shares redeemed .......................................         (86)        (1,876)
                                                          --------------------------
 Net increase (decrease) ...............................      49,543   $  1,104,926
                                                          --------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2003
 Shares sold ...........................................      61,878   $  1,386,013
 Shares redeemed .......................................     (83,784)    (1,955,594)
                                                          --------------------------
 Net increase (decrease) ...............................     (21,906)  $   (569,581)
                                                          --------------------------
Year ended October 31, 2002
 Shares sold ...........................................     293,953   $  7,769,844
 Shares issued in reinvestment of distributions ........         410         10,656
 Shares redeemed .......................................     (71,566)    (1,815,012)
                                                          --------------------------
 Net increase (decrease) ...............................     222,797   $  5,965,488
                                                          --------------------------


b For the period August 1, 2002 (effective date) to October 31, 2002.


68    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES




Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the net assets of the fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the net assets of the fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
         .550%    First $500 million
         .450%    Over $500 million, up to and including $1 billion
         .400%    Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .75% per year of the average daily net assets of the fund.

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the net assets of the fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
         .750%    First $500 million
         .625%    Over $500 million, up to and including $1 billion
         .500%    Over $1 billion

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of ..20% per year of the fund's average net assets.



                                                          SEMIANNUAL REPORT   69

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fees are paid by Advisory Services based on average daily net assets, and are not additional expenses of the funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                                 FRANKLIN      FRANKLIN     FRANKLIN    FRANKLIN
                                                              BALANCE SHEET    LARGE CAP    MICROCAP    SMALL CAP
                                                              INVESTMENT FUND  VALUE FUND  VALUE FUND  VALUE FUND
                                                             -----------------------------------------------------
Class A .....................................................          .25%        .35%       .25%          .35%
Class B .....................................................         1.00%       1.00%         --         1.00%
Class C .....................................................         1.00%       1.00%         --         1.00%
Class R .....................................................          .50%        .50%         --          .50%

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                 FRANKLIN      FRANKLIN     FRANKLIN    FRANKLIN
                                                               BALANCE SHEET   LARGE CAP    MICROCAP    SMALL CAP
                                                              INVESTMENT FUND  VALUE FUND  VALUE FUND  VALUE FUND
                                                             -----------------------------------------------------
Net commissions received (paid) ............................     $(505,328)    $(63,537)     $1,540     $(318,320)
Contingent deferred sales charges ..........................     $ 159,327     $ 15,622      $  497     $  51,522

The Funds paid transfer agent fees of $3,567,069, of which $2,055,366 was paid to Investor Services.


4. INCOME TAXES

At October 31, 2002, certain funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                        FRANKLIN    FRANKLIN
                                                       LARGE CAP   SMALL CAP
                                                       VALUE FUND  VALUE FUND
                                                      ------------------------
    Capital loss carryovers expiring in:
     2007 ..........................................    $       -- $18,385,988
     2008 ..........................................            --   1,120,570
     2010 ..........................................     1,617,513   2,477,451
                                                      ------------------------
                                                        $1,617,513 $21,984,009
                                                      ------------------------




70    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES (CONT.)




At April 30, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                           FRANKLIN        FRANKLIN     FRANKLIN    FRANKLIN
                                                         BALANCE SHEET    LARGE CAP     MICROCAP    SMALL CAP
                                                        INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND
                                                        -------------------------------------------------------
Cost of investments .................................   $2,558,019,691  $67,186,431  $187,223,151 $304,060,029
                                                        -------------------------------------------------------
Unrealized appreciation .............................   $  338,597,674  $ 2,511,724  $ 45,955,007 $ 27,908,377
Unrealized depreciation .............................     (203,208,103)  (5,768,705)  (25,228,397) (49,299,718)
                                                        -------------------------------------------------------
Net unrealized appreciation (depreciation) ..........   $  135,389,571  $(3,256,981) $ 20,726,610 $(21,391,341)
                                                        -------------------------------------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2003 were as follows:

                                                             FRANKLIN      FRANKLIN    FRANKLIN   FRANKLIN
                                                           BALANCE SHEET   LARGE CAP   MICROCAP   SMALL CAP
                                                          INVESTMENT FUND VALUE FUND  VALUE FUND  VALUE FUND
                                                          ---------------------------------------------------
Purchases ..............................................    $154,851,334  $9,742,074  $ 5,078,191 $28,713,564
Sales ..................................................    $128,545,117  $5,413,880  $30,383,514 $15,225,847

6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the period ended April 30, 2003, as follows:

                                                               FRANKLIN     FRANKLIN    FRANKLIN   FRANKLIN
                                                             BALANCE SHEET  LARGE CAP   MICROCAP   SMALL CAP
                                                            INVESTMENT FUND VALUE FUND VALUE FUND VALUE FUND
                                                            -------------------------------------------------
Dividend income ..........................................      $854,614     $34,804     $51,098     $48,218



                                                         SEMIANNUAL REPORT   71

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund at April 30, 2003 were as shown below:

                                    NUMBER OF                                                                  NET
                                   SHARES HELD                        NUMBER OF                              REALIZED
                                  AT BEGINNING  GROSS      GROSS   SHARES HELD AT    VALUE AT    DIVIDEND    CAPITAL
NAME OF ISSUER                      OF PERIOD ADDITIONS REDUCTIONS  END OF PERIOD  END OF PERIOD  INCOME  GAINS (LOSSES)
------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
Alaska Air Group Inc. .............  1,350,600      --        --      1,350,600  $ 24,081,198 $       --  $        --
Aztar Corp. .......................  3,000,000      --        --      3,000,000    42,720,000         --           --
Champps Entertainment Inc. ........    950,000      --    30,000        920,000     4,811,600         --      106,798
Delta Woodside Industries Inc. ....    560,000      --        --        560,000     1,948,800         --           --
DIMON Inc. ........................  2,504,200      --        --      2,504,200    16,427,552    375,630           --
Dollar Thrifty Automotive Group Inc. 1,705,700  45,500        --      1,751,200    28,737,192         --           --
ESCO Technologies Inc. ............    669,000      --    50,600        618,400             a         --    1,322,318
Handleman Co. .....................  1,750,000      --   155,000      1,595,000    27,035,250         --    1,246,112
Haverty Furniture Cos. Inc. .......    920,000      --        --        920,000    12,926,000    105,800           --
Insteel Industries Inc. ...........    560,000      --        --        560,000       380,800         --           --
Kaneb Services Inc. ...............    997,500      --   997,500             --             a    361,594    3,378,555
Nash-Finch Co. ....................    800,000      --   800,000             --             a     72,000   (8,757,353)
Syms Corp. ........................  1,430,000      --        --      1,430,000    10,138,700         --           --
Tecumseh Products Co., B ..........    275,000      --        --        275,000    10,587,500    176,000           --
Tommy Hilfiger Corp. ..............  4,543,600      --   773,500      3,770,100             a         --   (4,824,236)
Xanser Corp. ......................  2,986,700      --   186,700      2,800,000     4,900,000         --     (769,939)
                                                                                 -------------------------------------
TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                          $184,694,592 $1,091,024  $(8,297,745)
                                                                                 -------------------------------------

a As of April 30, 2003, no longer an affiliate.


72    SEMIANNUAL REPORT

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                    NUMBER OF                                                                  NET
                                   SHARES HELD                        NUMBER OF                              REALIZED
                                  AT BEGINNING  GROSS      GROSS   SHARES HELD AT    VALUE AT    DIVIDEND    CAPITAL
NAME OF ISSUER                      OF PERIOD ADDITIONS REDUCTIONS  END OF PERIOD  END OF PERIOD  INCOME  GAINS (LOSSES)
------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A ..................   443,500        --      10,900      432,600     $ 3,501,897 $     --    $  (55,902)
Airnet System Inc. ..............   641,000        --      48,400      592,600       1,232,608       --      (286,679)
American Pacific Corp. ..........   680,000        --          --      680,000       5,256,400       --            --
Art's-Way Manufacturing Co. Inc.    134,500        --          --      134,500         488,907       --            --
Commonwealth Industries Inc. .... 1,000,000        --     130,000      870,000       4,219,500   96,500       131,195
Continental Materials Corp. .....   100,000        --       5,000       95,000       2,479,500       --        28,761
Delta Apparel Inc. ..............   435,000        --      95,000      340,000       5,440,000   43,500       671,897
Duckwall-ALCO Stores Inc. .......   231,100    25,000          --      256,100       2,368,925       --
ECC International Corp. .........   500,000        --          --      500,000       2,235,000       --
Ecology & Environment Inc., A ...   290,000        --      43,000      247,000       2,068,625   46,400       (38,536)
Espey Manufacturing &
  Electronics Corp. .............    79,800        --       1,800       78,000       1,404,000   11,768         6,918
Fresh Brands Inc. ...............   264,000        --          --      264,000       3,564,000   47,520            --
GA Financial  Inc. ..............   270,000        --      98,000      172,000               a   96,600       935,194
Gehl Co. ........................   332,500        --          --      332,500       2,826,250       --            --
Haggar Corp. ....................   567,900        --      77,200      490,700       5,103,280   27,145        23,709
Hardinge Inc. ...................   706,000    25,600      31,600      700,000       4,697,000    7,060      (157,063)
International Shipholding Corp. .   560,000        --      37,300      522,700       4,521,355       --       (44,283)
Invivo Corp. ....................   280,000        --          --      280,000       4,284,000       --            --
Layne Christensen Co. ...........   750,000        --     155,000      595,000       4,432,750       --      (243,605)
Merchants Group Inc. ............   225,000        --      25,000      200,000       4,070,000   43,500        93,752
Nashua Corp. ....................   470,000        --      20,000      450,000       3,993,750       --       (89,293)
National R.V. Holdings Inc. .....   574,500        --     144,500      430,000               a       --    (1,204,960)
S&K Famous Brands Inc. ..........   286,000        --       6,000      280,000       2,903,600       --         3,849
Seneca Foods Corp., A ...........   262,600        --       6,000      256,600       4,439,180       --        18,700
United Retail Group Inc. ........ 1,000,600        --     121,800      878,800       1,291,836       --      (577,562)
Village Super Market Inc., A ....   110,675        --          --      110,675       2,558,806       --            --
Zemex Corp. (Canada) ............   480,000        --     480,000           --               a       --       600,543
                                                                                   ----------------------------------
TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                            $79,381,169 $419,993  $   (183,365)
                                                                                   ----------------------------------

a As of April 30, 2003, no longer an affiliate.


                                                          SEMIANNUAL REPORT   78
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
LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

                       Not part of the semiannual report

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER
Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Value Investors Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT S2003 06/03








ITEM 2. CODE OF ETHICS.  N/A
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.  N/A
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A
ITEM 5. AUDIT COMMITTEE  OF LISTED REGISTRANTS  N/A
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.
(A) N/A

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST


By/S/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    June 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By/S/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    June 30, 2003


By/S/Kimberley H. Monasterio
Chief Financial Officer
Date    June 30, 2003